                                                 Registration No. 33-61542
                                                 Registration No. 811-7662

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. / /
                        Post-Effective Amendment No. 54

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Post-Effective Amendment No. 54

                          U.S. GLOBAL ACCOLADE FUNDS
              (Exact Name of Registrant as Specified in Charter)

                              7900 Callaghan Road
                           San Antonio, Texas 78229
                    (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code (210) 308-1234



                          Frank E. Holmes, President
                          U.S. Global Accolade Funds
                              7900 Callaghan Road
                         San Antonio, Texas 78249-3340
                    (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

/X/ immediately upon filing pursuant to paragraph (b) of Rule 485 / / on February 28, 2008, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a) of Rule 485
/ / on February 28, 2008, pursuant to paragraph (a) of Rule 485.

Prospectus                 The Securities and Exchange Commission (SEC) has
                           not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    U.S. GLOBAL ACCOLADE FUNDS


Emerging                   Eastern European Fund                  EUROX
Markets Funds              Global Emerging Markets Fund           GEMFX


Equity Funds               Holmes Growth Fund                     ACBGX
                           Global MegaTrends Fund                 MEGAX


FEBRUARY 28, 2008                                 [U.S. Global Investors logo]

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                1
EMERGING MARKETS FUNDS                                             1
  Investment Objective                                             1
  Main Investment Strategies                                       1
  Main Risks                                                       2
  Performance                                                      3

EQUITY FUNDS                                                       5
  Investment Objective                                             5
  Main Investment Strategies                                       5
  Main Risks                                                       6
  Performance                                                      7

FEES AND EXPENSES                                                 10

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
 RELATED RISKS                                                    11
  Emerging Markets Funds                                          11
  Equity Funds                                                    16

FUND MANAGEMENT                                                   18

HOW TO BUY SHARES                                                 20

HOW TO SELL (REDEEM) SHARES                                       23

HOW TO EXCHANGE SHARES                                            24

IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS AND
 EXCHANGES                                                        25
  Funds Reserve Certain Rights                                    25
  Account Minimums                                                25
  Short-Term Trading Fee                                          26
  Net Asset Value (NAV) Calculation                               27
  Use of Fair Value Pricing                                       27
  Signature Guarantee/Other Documentation                         27
  Business Days                                                   28

OTHER INFORMATION ABOUT YOUR ACCOUNT                              28

ADDITIONAL INVESTOR SERVICES                                      28

DISTRIBUTIONS AND TAXES                                           29

FINANCIAL HIGHLIGHTS                                              31

RISK/RETURN SUMMARY

EMERGING MARKETS FUNDS
Eastern European Fund
Global Emerging Markets Fund

Investment Objective
The Eastern European Fund and Global Emerging Markets Fund seek long-term growth of capital.

The funds' trustees may change a fund's objective without a shareholder vote upon a 30-day written notice. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The funds are non-diversified series of U.S. Global Accolade Funds (Trust). The subadviser for each fund is Charlemagne Capital (IOM) Limited
(Subadviser).

Main Investment Strategies
The Eastern European Fund invests, under normal market conditions, at least 80% of its net assets in the common stock, preferred stock, convertible securities, rights and warrants and depository receipts of companies located in the emerging markets of Eastern Europe. In general, Eastern European countries are in the early stages of industrial, economic, or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries. Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, Hungary and Turkey.

The Subadviser considers the following countries to be in Eastern Europe:
Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

The Global Emerging Markets Fund invests, under normal market conditions, at least 80% of its net assets in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depositary receipts of companies located in emerging market countries or in companies with a significant business presence in emerging market countries. Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

A company will be considered to be in an emerging market country if:

 * the company is organized under the laws of, or has a principal office in, an emerging market country;

 * the company's stock is traded primarily in an emerging market country;

 * a majority of the company's assets are in an emerging market country; or

 * a majority of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

The funds' trustees may change a fund's 80% requirement without shareholder vote upon 60 days' written notice.

While the funds may invest in companies of any size and in any sector, they will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry. The funds may also, from time-to-time, invest a significant amount of their total assets in certain sectors.

The Subadviser uses a bottom-up investment process that attempts to select companies in emerging markets that meet the Subadviser's investment requirements (see "Investment Process" section for more details).

Main Risks
The funds are classified as "non-diversified" funds, and, as such, the funds' portfolios may include the securities of a smaller total number of issuers than if the funds were classified as "diversified." Because the funds may invest a greater proportion of their assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the funds' total return or asset values than if the funds were required to hold smaller positions of the securities or a larger number of issuers.

Given the limited number of issuers in Eastern European countries, along with liquidity and capacity constraints in certain markets, as the asset size of the Eastern European Fund grows it may be more difficult for the Subadviser to locate attractive securities to purchase and the ability of the Subadviser to efficiently trade into or out of particular securities or markets may become more limited.

The funds are designed for long-term investors who can accept the special risks of investing in Eastern European countries and emerging market countries that are not typically associated with investing in more established economies or securities markets. You should carefully consider your ability to assume these risks before making an investment in a fund. An investment in shares of a fund is not a complete investment program. The funds are speculative and are not appropriate for all investors. You may lose money by investing in the funds.

Market Risk
The funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of a fund's shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.

Portfolio Management
The skill of the Subadviser will play a significant role in its analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks, and other matters.

Foreign Securities/Emerging Markets
The funds' investments in foreign securities are subject to special risks. A fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets, which include those countries in which the funds primarily invest. Political and economic structures in Eastern European and emerging market countries are in their infancy and developing rapidly, and such countries may lack the political, social, and economic stability characteristic of more developed countries. In addition, Eastern European and emerging market securities markets are substantially smaller, less liquid, and significantly more volatile than securities markets in the U.S. or Western Europe. The funds' share prices will reflect the movements of the different stock markets in which they are invested and the currencies in which their investments are denominated.

While the Subadviser's investment focus is on companies in Eastern Europe and emerging markets that are large capitalization companies in their local markets, these companies may be small by the standards of U.S. or Western European stock market capitalization. The stocks of such companies often fluctuate in price to a greater degree than stocks of larger companies in more developed markets.

Geographic Concentration
The Eastern European Fund concentrates its investments in companies located in Eastern Europe. Because of this, companies in the fund's portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund's share price. The fund's returns and share price may be more volatile than those of a less concentrated portfolio.

Sector Risk
From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

Portfolio Turnover Risk
The Global Emerging Markets Fund's portfolio turnover rate varies from year to year according to market conditions and may exceed 100%. A high turnover rate increases transaction costs and may increase your exposure to capital gains taxes. Tax and transaction costs lower the fund's effective return for investors.

Performance
The following bar charts and tables show the variability of the funds' returns, which is one indicator of the risks of investing in the funds. The bar charts below show changes in the funds' performance from year to year.

Eastern European Fund
Annual Total Returns (as of December 31 each year)

                       [EASTERN EUROPEAN FUND BAR GRAPH]

(25.31)%    29.70%    (21.42)%   19.39%     34.65%    61.35%    52.37%    40.78%    32.79%    32.86%

  1998       1999       2000      2001       2002      2003      2004      2005      2006      2007

Best quarter shown in the bar chart above: 33.22% in the third quarter of 2005.

Worst quarter shown in the bar chart above: (26.00)% in the third quarter of 1998.

The table below compares the fund's average annual returns for the past one-, five-, and ten-year periods, as applicable, to those of unmanaged indexes.

Past performance, before and after taxes, does not guarantee future results.

Eastern European Fund

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE
PERIODS ENDED
DECEMBER 31, 2007)       1 YEAR  5 YEARS   10 YEARS

EASTERN EUROPEAN
 FUND RETURN BEFORE
  TAXES                  32.86%   43.57%    22.26%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS          28.93%   40.49%    20.94%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND
  SALE OF FUND SHARES    25.43%   38.18%    19.88%

 S&P 500 Index*           5.49%   12.82%     5.91%

 Morgan Stanley Capital
  International Emerging
  Markets Europe 10/40
  Index (Net Total
  Return)**              34.45%   45.70%       n/a

* The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

** The Morgan Stanley Capital International Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax for institutional investors). The index is periodically rebalanced relative to the constituents' weights in the parent index. The index commenced December 1998.

The returns for the Morgan Stanley Capital International Emerging Markets Europe 10/40 Index (Net Total Return) reflect no deduction for fees, expenses or taxes, except as noted above.

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Global Emerging Markets Fund
Annual Total Returns (as of December 31 each year)

                   [GLOBAL EMERGING MARKETS FUND BAR GRAPH]

                        32.59%          39.35%
                         2006            2007

Best quarter shown in the bar chart above: 20.16% in the fourth quarter of 2006.

Worst quarter shown in the bar chart above: (5.87)% in the second quarter of 2006.

The table below compares the fund's average annual returns for the past one-year and since inception periods, as applicable, to those of unmanaged indexes.

Past performance, before and after taxes, does not guarantee future results.

Global Emerging Markets Fund

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS                    SINCE
ENDING DECEMBER 31,                         INCEPTION
2007)                               1 YEAR  (2/24/05)

GLOBAL EMERGING
 MARKETS FUND
  RETURN BEFORE
  TAXES                             39.35%   33.38%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     32.84%   30.15%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                       27.65%   27.73%

 S&P 500 Index*                      5.49%    9.36%

 Morgan Stanley Capital
  International Emerging Markets
  Free Total Net Return Index**     39.39%   34.14%

* The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

** The Morgan Stanley Capital International Emerging Markets Free Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the Morgan Stanley Capital International Emerging Markets Free Total Net Return Index reflect no deduction for fees, expenses or taxes, except as noted above.

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY

EQUITY FUNDS
Holmes Growth Fund
Global MegaTrends Fund

Investment Objective
The Holmes Growth Fund seeks long-term growth of capital.

The Global MegaTrends Fund seeks long-term capital appreciation consistent with the preservation of capital. Earning current income from dividends, interest, and short-term capital gains is a secondary objective.

The funds' trustees may change a fund's objective without a shareholder vote upon a 30-day written notice. If there is a material change to a fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The funds are diversified series of the U.S. Global Accolade Funds and are advised by U.S. Global Investors, Inc. (Adviser).

Main Investment Strategies
The Holmes Growth Fund invests primarily in a diversified portfolio of common stock, preferred stock, convertible securities, rights and warrants and depository receipts. In general, the fund uses a growth-style process to choose companies for investment. A growth company is one that has had superior growth, profitability, and quality relative to companies in the same industry and that is expected to continue such performance. The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P 500 Index. As a result of the Adviser's earnings growth investment strategy, these concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector.

Under normal circumstances, the Global MegaTrends Fund will invest in companies of all sizes. The Adviser performs statistical analyses of major economic themes and of monetary and economic trends, and evaluates the financial markets to identify "megatrends" in the global economy. Megatrends are usually defined by sustainable and substantial growth in capital expenditures in any country or sector.

Other megatrends are created by governmental policies for infrastructure or a massive technological breakthrough. The influence of these global megatrends is transforming supply/demand dynamics, global trade and other formerly slow-evolving patterns.

Globalization and the integration of economics through free trade are leading to economic prosperity among more people in further reaches than ever before. This wealth effect, combined with rapid urbanization, is further driving demand for basic services. Governments around the world are being challenged to find ways to stimulate growth, to make way for growth, and to finance growth. Underlying these dynamics is the physical, digital, and intangible set of goods and services which we broadly categorize as "the global infrastructure."

The Adviser will invest the Global MegaTrends Fund's assets in a diversified portfolio consisting primarily of common stocks traded on U.S. or international exchanges or over-the-counter. The fund may invest, from time to time, a significant amount of its assets in certain sectors. The Adviser uses a combination of value- and growth-style for stock selection. The Adviser seeks stocks with sustainable future growth selling at an attractive price relative to the potential growth rate. Among other factors, the Adviser looks for companies that have proven management and sound financial strength whose stock price is low in light of the company's earnings and cash flow.

The Global MegaTrends Fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies that are domiciled in one country but are economically tied to another country. In determining if a company is economically tied to a country, the Adviser will consider various factors, including where the company's principal operations are located; the country in which 50% of the company's revenues or profits are derived from goods produced or sold, investments made, or services performed; where the principal trading market is located; and the country in which the company is legally organized.

Main Risks
The funds are designed for long-term investors and are not a complete investment program. You may lose money by investing in a fund.

Market Risk
The funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the funds' shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the funds, and you could lose money.

Portfolio Management
The skill of the Adviser will play a significant role in the funds' ability to achieve their investment objectives. The Global MegaTrends Fund's investment results depend on the ability of the Adviser to correctly identify economic megatrends, especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the Global MegaTrends Fund's investment results depend on the Adviser's ability to combine growth and value investing when selecting stocks, particularly in volatile stock markets. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Small and Medium Sized Company Risk
The funds' investment in small- and medium-sized companies involves greater risk than a fund that invests primarily in larger, more established companies. The stocks of small- and medium-sized companies often fluctuate in price to a greater degree than stocks of larger, more mature companies. Smaller companies may have more limited financial resources, fewer product lines, and less liquid trading markets for their stock. The funds' share price may experience greater volatility when the funds are more heavily invested in small companies.

Growth Stock Risk
Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities. If a fund's growth stock does not produce the predicted earnings growth, its share price may drop, and the fund's net asset value may decline.

Sector Risk
From time to time, the funds may invest a significant amount of their total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company's market valuations and access to equity funding.

Value Risk
The funds are subject to valuation risk due to the fact that the Adviser's determination that a stock is undervalued is subjective. The market may not agree and the stock's price may not rise to what the Adviser believes is its full value. It may even decrease in value. Value stocks may also become unpopular.

Foreign Securities Risk
The funds' investments in foreign securities are subject to special risks. The funds' returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. The funds' share price will reflect the movements of the different stock markets in which they are invested and the currencies in which their investments are denominated.

Portfolio Turnover Risk
The Holmes Growth Fund's portfolio turnover rate varies from year to year according to market conditions and has historically exceeded 100%. A high turnover rate increases transaction costs and may increase your exposure to capital gains taxes. Tax and transaction costs lower the fund's effective return for investors.

Performance
The following bar charts and tables show the variability of the funds' returns, which is one indicator of the risks of investing in the funds. The bar charts below show changes in the funds' performance from year to year.

Prior to June 1, 2004, the Holmes Growth Fund was managed by Bonnel, Inc., subadviser to the fund since its inception on October 17, 1994. On June 1, 2004, the Adviser began managing the fund with the same investment philosophy that the subadviser employed while using the Adviser's quantitative modeling resources.

Consequently, the fund's performance prior to June 1, 2004, may have been different if the Adviser had been managing the fund.

On November 27, 2002, the Global MegaTrends Fund changed its investment strategy to focus on large capitalization equities with growth potential at a reasonable price. Previously, the fund had a flexible investment strategy and the ability to invest in growth and value stocks, bonds, and money market instruments. Consequently, the fund's performance prior to November 27, 2002, may have been different if the current investment strategy had been in place.

Prior to October 1, 2007, the Global MegaTrends Fund was managed by Leeb Capital Management, Inc., the subadviser to the fund since November 16, 1996. On October 1, 2007, the Adviser began managing the fund with substantially the same investment philosophy that the subadviser employed while using the Adviser's quantitative modeling resources. Consequently, the fund's performance prior to October 1, 2007, may have been different if the Adviser had been managing the fund.

Holmes Growth Fund
Annual Total Returns (as of December 31 each year)

                        [HOLMES GROWTH FUND BAR GRAPH]

 27.14%    81.45%    (17.22)%   (27.28)%   (19.51)%   21.74%    16.53%    9.71%    6.32%    30.38%

  1998      1999       2000       2001       2002      2003      2004     2005     2006      2007

Best quarter shown in the bar chart above: 52.58% in fourth quarter 1999.

Worst quarter shown in the bar chart above: (23.40)% in the first quarter of 2001.

The table below compares the fund's average annual returns for the past one-, five-, and 10-year periods to those of unmanaged indexes.

Holmes Growth Fund

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS
ENDED DECEMBER 31,
2007)                      1 YEAR  5 YEARS  10 YEARS

HOLMES GROWTH FUND
 RETURN BEFORE TAXES       30.38%  16.61%     9.20%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS            30.38%  16.61%     7.70%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES           19.75%  14.67%     7.24%

 S&P 500 Index*             5.49%  12.82%     5.91%

 S&P MidCap 400 Index**     7.97%  16.18%    11.18%

* The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

** The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The returns for the S&P MidCap 400 Index reflect no deduction for fees, expenses or taxes.

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance, before and after taxes, does not guarantee future results.

Global MegaTrends Fund
Annual Total Returns (as of December 31 each year)

                      [GLOBAL MEGATRENDS FUND BAR GRAPH]

 2.28%    17.24%    16.71%   (12.69)%  (30.15)%  44.20%   8.07%    11.88%    5.04%    24.54%

  1998      1999     2000      2001      2002     2003    2004      2005     2006      2007

Best quarter shown in the bar chart above: 17.73% in the fourth quarter of 2003.

Worst quarter shown in the bar chart above: (22.82)% in the third quarter of 2001.

The table below compares the fund's average annual returns for the past one-, five-, and 10-year periods to those of unmanaged indexes.

Global MegaTrends Fund

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE PERIODS
ENDED DECEMBER 31,
2007)                      1 YEAR  5 YEARS  10 YEARS

GLOBAL MEGATRENDS FUND
 RETURN BEFORE TAXES       24.54%  17.92%     6.88%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS            23.28%  17.24%     5.49%

 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES           17.56%  15.73%     5.38%

 S&P 500 Index*             5.49%  12.82%     5.91%

 S&P Global
  Infrastructure Index**   23.19%  29.32%       n/a

 Russell 1000 Growth
  Index(R)***              11.81%  12.10%     3.83%

* The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

** The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy. The index commenced November 2001. The returns for the S&P Global Infrastructure Index reflect no deduction for fees, expenses or taxes. The previous benchmark was the Russell 1000 Growth Index. In the future, this index will be used as the primary benchmark comparison for this fund as the Adviser believes it is more representative of the investments in the fund.

*** The Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the Russell 1000 Growth Index(R) reflect no deduction for fees, expenses or taxes.

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance, before and after taxes, does not guarantee future results.

FEES AND EXPENSES

Shareholder Transaction Expenses--Direct Fees
The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. These fees are paid directly from your investment. If you sell shares and request your money by wire transfer, there is a $10 fee. Your bank may also charge a fee for receiving wires.

Annual Fund Operating Expenses--Indirect Fees
Fund operating expenses are paid out of the funds' assets and are reflected in the funds' share price and dividends. These costs are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees.

The Adviser has contractually limited total fund operating expenses (exclusive of Acquired Fund Fees and Expenses) not to exceed 2.50% for the Global Emerging Markets Fund on an annualized basis through February 28, 2009, or such later date as the Adviser determines.

The figures below show operating expenses as a percentage of each funds' respective net assets during the fiscal year ended October 31, 2007.

                                                                         GLOBAL
                                                              EASTERN    EMERGING   HOLMES   GLOBAL
                                                              EUROPEAN   MARKETS    GROWTH   MEGATRENDS
                                                              FUND       FUND       FUND     FUND
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge (load) imposed on purchases              None       None      None       None
 Account closing fee(1)                                        $ 10      $  10      $ 10       $ 10
 Administrative exchange fee                                   $  5      $   5      $  5       $  5
 Small account fee(2)                                          $ 24      $  24      $ 24       $ 24
 Short-term traders fees
 Eastern European Fund and Global Emerging Markets Fund (if
  shares are exchanged or redeemed 180 days or less)(3)        2.00%      2.00%       --         --
 Holmes Growth Fund and Global MegaTrends Fund (if shares
  are held 30 days or less)(3)                                   --         --      0.25%      0.25%

 ANNUAL FUND OPERATING EXPENSES (PAID OUT OF FUNDS' ASSETS)
 Management fees                                               1.25%     1.375%     1.00%      1.00%
 Distribution (12b-1) fees                                     0.21%      0.25%     0.13%      0.25%
 Other expenses(4)                                             0.52%      1.16%     0.60%      1.29%
 Acquired fund fees and expenses(5)                              --       0.06%     0.01%      0.01%
                                                               ----      -----      ----       ----
 Total annual fund operating expenses                          1.98%      2.85%     1.74%      2.55%
 Expense reimbursement(6)                                        --       0.29%       --         --
                                                               ----      -----      ----       ----
  Net expenses                                                 1.98%      2.56%     1.74%      2.55%

(1) Does not apply to exchanges.

(2) $6.00 per quarter for account balances less than $5,000. (See "Account Minimums" section for exemptions and other pertinent information.)

(3) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section for pertinent information.)

(4) Other expenses have been restated for the transfer agent fee agreement that went into effect on April 1, 2007.

(5) Acquired fund fees and expenses represent fees and expenses incurred indirectly by the fund as a result of investment in shares of one or more investment companies, including ETFs.

(6) Contractual waiver (excluding acquired fund expenses) through February 28, 2009.

Example of Effect of Fund's Operating Expenses

This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

 * You invest $10,000.

 * Your investment has a 5% annual return.

 * The fund's operating expenses remain the same.

 * All dividends and distributions are reinvested.

This example reflects the $10 account closing fee that you would pay if you redeemed all of your shares in a fund. Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions. With these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Eastern European Fund             $211     $631     $1,078     $2,316
 Global Emerging Markets Fund*      269      866      1,488      3,165
 Holmes Growth Fund                 187      558        954      2,062
 Global MegaTrends Fund             268      803      1,365      2,895

You would pay the following expenses if you did not redeem your shares:

                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Eastern European Fund             $201     $621     $1,068     $2,306
 Global Emerging Markets Fund*      259      856      1,478      3,155
 Holmes Growth Fund                 177      548        944      2,052
 Global MegaTrends Fund             258      793      1,355      2,885

* The example also reflects the Adviser's undertaking to limit the expenses of the fund through February 28, 2009.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

EMERGING MARKETS FUNDS
Eastern European Fund
Global Emerging Markets Fund
This section takes a closer look at the funds' principal investment strategies and certain risks of investing in the funds.

Investment Process
The Subadviser's bottom-up stock selection process for the Eastern European Fund and the Global Emerging Markets Fund is based on rigorous in-house research.

The Subadviser's investment decisions for the Eastern European Fund may be based on various factors, which among the most important include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, four main factors are taken into consideration: (1) earnings growth--especially the sustainability of such growth; (2) dividend yield--incorporating change in the financial condition of the company and management policy; (3) corporate governance-increased transparency and attitude towards minority shareholders; and (4) operating risk-balance sheet strength and impact of cyclical factors. The Subadviser also considers the political and economic environment within each of the Eastern European countries. The Subadviser considers the same criteria when making decisions to sell assets held by the funds. Additionally, when making decisions to sell, the Subadviser may consider liquidity, material price changes and superior investment opportunities.

The Subadviser's investment decisions for the Global Emerging Markets Fund may be based on various factors, which among the most important, include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, five main factors are taken into consideration: (1) the quality of the management companies; (2) sales growth; (3) profits growth; (4) cash flow; and (5) balance sheet strength. The

Subadviser considers the same criteria when making decisions to sell assets held by the fund. Additionally, when making decisions to sell, the Subadviser may consider material price changes and superior investment opportunities.

General Portfolio Policies

Principal Types of Investments and Related Risks
Under normal circumstances, the Eastern European Fund will invest at least 80% of its net assets in investments in Eastern Europe (as defined below). The fund will normally invest primarily in common stock, preferred stock, convertible securities, rights and warrants and depository receipts of companies located in Eastern Europe. The fund may invest without limit in any country in Eastern Europe and in any sector within Eastern Europe. The fund currently focuses its investments in companies located in Russia, Poland, Hungary and Turkey. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.

The Subadviser considers the following countries to be in Eastern Europe:
Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Crotia, The Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

The fund will consider investments in Eastern Europe to be the following:

1. securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern Europe country;

2. securities of issuers that derive 50% or more of their revenues from business in Eastern European countries, or have at least 50% of their assets in Eastern European countries; or

3. equity securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

Under normal market conditions, the Global Emerging Markets Fund will invest at least 80% of its net assets in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depository receipts of companies located in emerging market countries or in companies with a significant business presence in emerging countries. Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index. The fund may invest without limit in any country that is considered an emerging market country and in any sector within the emerging market countries. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.

Foreign Securities
The funds often invest substantially all of their assets in the common stocks and other equity securities of foreign issuers. Investments in foreign securities involve greater risks than investments in domestic securities. These risks are generally intensified in emerging markets, which includes those countries in which the funds primarily invest. These risks include:

 * CURRENCY RISK. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

 * POLITICAL, SOCIAL, AND ECONOMIC RISK. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

 * REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign companies may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

 * MARKET RISK. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 * TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those of domestic transactions.

Geographic Concentration - Eastern European Fund
Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, Eastern European countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies. These factors may make it more difficult for the fund to calculate an accurate net asset value on a daily basis and to respond to significant shareholder redemptions.

Many of the countries in which the fund invests experienced extremely high rates of inflation, particularly between 1990 and 1996 when central planning was first being replaced by the capitalist free market system. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk.

In addition to the special risks common to most Eastern European countries described above, each individual Eastern European country also necessarily involves special risks that may be unique to that country. Following is a brief description of special risks that may be incurred when the fund invests in Hungary, Poland, Russia and Turkey, which are the countries in which the fund currently focuses its investment.

HUNGARY. Hungary, formerly governed by a communist regime, tried unsuccessfully to implement market-oriented reforms in 1968. Beginning in 1989, Hungary again undertook transformation to a market-oriented economy. These reforms are still relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete.

Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets. The securities markets on which the securities of these companies are traded are in their infancy.

Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

POLAND. Poland began market-oriented reforms in 1981. In late 1989, more comprehensive reforms were enacted. Most small enterprises have been privatized.

Privatization of larger entities has been a slower process, delayed by disputes regarding the compensation of fund managers and the role of investment funds charged with privatizing industry.

A 1991 law permitted the formation of mutual funds in Poland. The Warsaw Stock Exchange also opened in 1991 and has grown dramatically, becoming one of the most liquid markets in Eastern Europe. However, it is still a young market with a capitalization much lower than the capitalization of markets in Western Europe and the U.S.

Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

RUSSIA. Russia, as a member of the Soviet Union, began reforms under "perestroika" in 1985. After the collapse of the Soviet Union, Russia accelerated market-oriented reforms. Privatization began in 1992, and economic conditions stabilized. The transition process suffered a major setback in August 1998, when the Russian government defaulted on its ruble-denominated sovereign debt. This action has negatively affected Russian borrowers' ability to access international capital markets and has had a damaging impact on the Russian economy. Privatization of Russian industry is now largely complete.

There is also speculation that organized crime exerts significant influence on Russian industry. Concentrated ownership and control of Russian companies limits the ability of outsiders to influence corporate governance. Legal reforms to protect stockholders' rights have been implemented, but stock markets remain under-developed and illiquid.

Privatization of agricultural land has been unsuccessful due to disputes between executive and legislative branches regarding property rights. To date, the Russian government has not authorized any form of property restitution.

Russian industry is in need of restructuring to close outdated facilities and increase investment in technology and management. Financial institutions do not allocate capital in an efficient manner. Bankruptcy laws are restrictive and offer little protection to creditors. Foreign creditors must file insolvency claims through Russian subsidiaries. Bankruptcies remain rare.

The Russian system of taxation deters investment and hinders financial stability by concentrating on the taxation of industry with relatively little emphasis on individual taxation.

TURKEY. Turkey is currently undergoing substantial change in its efforts to join the European Union. The availability of investment opportunities and the ability to liquidate investments profitably may depend on the continued pursuit by government of certain current economic liberalization policies. Political climates may change, sometimes swiftly. There is no assurance that government will continue with such policies in their present form. The fund's investments may also be subject to risks of expropriation, nationalization or confiscatory taxation.

Investing in equities and fixed income obligations in Turkey involves certain considerations not usually associated with investing in securities in more developed capital markets. The securities market in Turkey is less liquid and more volatile than securities markets in the United States and Western Europe. Consequently, the fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in public and private debt and other fixed income obligations of more developed countries.

There may also be less state regulation and supervision of the securities markets, less reliable information available to brokers and investors and enforcement of regulations may be different from those in the United States, Western Europe and other more developed countries. Consequently, there may be less investor protection.

Disclosure, accounting and regulatory standards are in most respects less comprehensive and stringent than in developed markets. In addition, brokerage commissions and other transaction costs and related taxes on securities transactions in Turkey are generally higher than those in more developed markets.

Hungary, Poland, Slovakia and Slovenia, together with six other countries, agreed to join the European Union in 2004. This represents the culmination of a ten-year process and will complete the transformation of these former Communist countries into full-fledged market economies. As a consequence, the political, economic and currency risk of investing in these countries may decline materially.

Geographic Concentration - Global Emerging Markets Fund

Political and economic structures in many emerging market countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in emerging market countries. As a result, the risks normally associated with investing in any foreign country may be heightened in emerging market countries. For example, the small size and inexperience of the securities markets in emerging market countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, emerging market countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain emerging market countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies.

Many of the countries in which the fund may invest have experienced extremely high rates of inflation. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk. In addition to the special risks common to most emerging market countries described above, each individual emerging market country also necessarily involves special risks that may be unique to that country.

Former political regimes in some emerging market countries had centrally planned, socialist economies and authoritarian systems of government. Some of the emerging market countries have undergone substantial political and social transformation. Though the transition from a centrally controlled command system to a market-oriented democratic model has taken place, reforms intended to liberalize prevailing economic structures based on free market principles are still being introduced and therefore political and social disruption may occur as a consequence. All of these factors may adversely affect the overall investment climate and, in particular, investment opportunities for the fund. The consequences, however, are profound, and investors should take into account the unpredictability of their eventual outcome.

Other Types of Investments, Related Risks, and Considerations

While not principal strategies, the funds, to a limited extent, may invest in preferred stock and convertible securities, may engage in strategic transactions (including futures, options and foreign forward currency transactions), may invest in money market instruments, may lend portfolio securities, may hold temporary investments such as repurchase agreements, may invest in illiquid securities and the securities of investment companies, and may purchase securities on a when-issued or delayed-delivery basis. The risks of these types of instruments and strategies are described in the Statement of Additional Information (SAI).

The Global Emerging Markets Fund may invest in participatory notes which are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows the fund to have market exposure to foreign securities without trading directly in the local market.

The Eastern European Fund and Global Emerging Markets Fund may invest in exchange traded funds or other investment companies (ETFs). If a fund makes this investment, the fund will pay its proportionate share of expenses of the ETF (including management and administrative fees) as well as the fund's own management and administrative expenses.

For temporary defensive purposes, the Eastern European Fund and Global Emerging Markets Fund may invest up to 100% of their assets in (1) money market instruments, deposits, or such other high-grade, short-term investments in local Eastern European country or emerging market country currencies, respectively, as are considered appropriate at the time; (2) U.S. Government bills, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or (3) repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

The Subadviser may sell a fund's portfolio securities without regard to holding periods if it believes such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs, and may also result in taxable capital gains.

Tax and transaction costs lower the funds' effective return for investors. The funds' historical portfolio turnover rates are noted under Financial Highlights.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

EQUITY FUNDS
Holmes Growth Fund
Global MegaTrends Fund

This section takes a closer look at the funds' principal investment strategies and certain risks of investing in the funds.

Investment Process
In selecting stocks for the Holmes Growth Fund, the Adviser initially applies a "top-down" analysis of the markets. This means that the Adviser considers the growth potential of the capitalization categories (i.e., small, medium, and large) and industry sectors. The Adviser chooses common stocks within those categories that have the potential for capital appreciation. The Adviser analyzes a company's capital appreciation potential based on various investment criteria, which may include earnings, strong management, price-to-earnings ratios, debt-to-equity ratios, stock price movement, magnitude of trading volume, and the general growth prospects of the company. The Adviser considers the same criteria when making decisions to sell common stocks held by the fund. The fund may invest in companies of all sizes. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objective.

The Adviser's investment process for the Global MegaTrends Fund is based primarily on macro and micro analysis. From a "top-down" (or macro) perspective, the Adviser studies economic data such as gross domestic product, industrial production, consumer price index as well as government policies to identify "mega trends" or large changes taking place in economies around the world. From a "bottom-up" (or micro) point of view, the Adviser uses fundamental and statistical data such as sales and earnings growth, return on equity and oscillators to assist in the buying and selling of individual stocks. The fund generally will invest in companies of all sizes with growth potential that are dominant in their industry, have quality management, display strong, stable financial health, and are selling at relative discounts to the market, their industry, and their historical price to earnings ratios, cash flow, and other factors. The common stocks of such companies generally are traded on major stock exchanges and have a high degree of liquidity. While the fund is diversified, the Adviser may invest a significant portion of the fund's assets in the stock of a single company. As a result, a single security's increase or decrease in value may have a greater impact on the fund's share price and total return.

General Portfolio Policies

Principal Types of Investments and Related Risks
Under normal market conditions, at least 80% of the Holmes Growth Fund's total assets will be invested in common stock, preferred stock, convertible securities, rights and warrants and depository receipts. The main risk is that the value of the fund's investments may decrease in response to the activities of an individual company or in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

Because the Global MegaTrends Fund invests substantially all of its assets in common stock, preferred stock, convertible securities, rights and warrants, and depository receipts, the main risk is that the fund's investments may decrease in response to the activities of an individual company or in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

The Holmes Growth Fund may invest up to 25% of its total assets in foreign securities that are not publicly traded in the U.S. The fund may invest in sponsored or unsponsored American Depository Receipts (ADRs), which represent shares of foreign issuers. ADRs are not included in the 25% limit on foreign issuers. As part of its foreign investments, the fund may invest up to 5% of its total assets in emerging markets.

The Global MegaTrends Fund invests 40% of its total assets in companies which are foreign or have economic ties to a foreign country.

Investments in foreign securities involve greater risks than investments in domestic securities. The funds' investment in foreign securities tends to be more volatile than domestic securities due to a number of factors, including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets.

Other Types of Investments, Related Risks, and Considerations
While not principal strategies, the funds may, to a limited extent, purchase or sell options, invest in ETFs, invest in money market instruments, may participate in securities lending and may hold temporary investments such as repurchase agreements, and may invest in illiquid securities. The risks of these types of instruments and strategies are described below and in the SAI.

The Holmes Growth Fund and the Global MegaTrends Fund may purchase or sell options on individual securities and on equity indexes. Options are generally used to hedge the portfolio against certain market risks, but they may also be used to increase returns. Using options may decrease returns and increase volatility.

The Holmes Growth Fund and Global MegaTrends Fund may invest in ETFs. If a fund makes this investment, the fund will pay its proportionate share of expenses of the ETF (including management and administrative fees) as well as the fund's own management and administrative expenses.

The Holmes Growth Fund and the Global MegaTrends Fund may invest up to 15% of their net assets in illiquid securities. Disposition of illiquid securities often takes more time than more liquid securities, may result in higher selling expenses, and may not be made at desirable prices or at the prices at which such securities have been valued by the fund.

For temporary defensive purposes, the Holmes Growth Fund and Global MegaTrends Fund may invest up to 100% of their assets in liquid, high-grade money market instruments. When a fund is in a defensive investment position, it may not achieve its investment objective.

The Adviser may sell a fund's portfolio securities without regard to holding periods if such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs and may result in taxable capital gains.

Portfolio Holdings
A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI and on the funds' website (www.usfunds.com).

FUND MANAGEMENT

Investment Adviser
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the funds' business affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investors Funds and U.S. Global Accolade Funds, a family of mutual funds with approximately $5.6 billion in assets. For the fiscal year ended October 31, 2007, the Adviser was paid a fee of 1.25% of average net assets in the Eastern European Fund, 1.375% of average net assets in the Global Emerging Markets Fund and 1.00% of average net assets in each of the Holmes Growth Fund and the Global MegaTrends Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract and subadvisory contracts of the funds is available in the funds' October 31, 2007 annual report.

The Adviser, the Distributor, or its affiliates (U.S. Global) may pay additional compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). These payments are in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the fund, any record keeping or sub-transfer agency fees payable by the fund, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting U.S. Global access to the financial institutions sales force; granting U.S. Global access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by U.S. Global and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of U.S. Global from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the fund available to its customers and may allow the funds greater access to the financial institution's customers.

Subadviser For Eastern European Fund and Global Emerging Markets Fund Effective January 25, 2002, the Adviser and the Eastern European Fund contracted with Charlemagne Capital (IOM) Limited to serve as Subadviser for the Eastern European Fund. Effective January 28, 2005, the Adviser and the Global Emerging Markets Fund contracted with Charlemagne Capital (IOM) Limited to serve as Subadviser for the Global Emerging Markets Fund.

The Subadviser, located at St Mary's Court, 20 Hill Street, Douglas, Isle of Man, IM1 1EU, British Isles, manages the composition of the portfolio and furnishes the funds advice and recommendations with respect to their investments and their investment programs and strategies. In consideration for such services, the Adviser shares the management fee (net of expense reimbursements and waivers, if any) with the Subadviser. The funds are not responsible for paying any portion of the Subadviser's fees. The Subadviser's predecessor managed the Eastern European Fund from March 1997 to January 2002. The Subadviser has experience managing, and continues to advise, offshore funds, private investment companies, and separate accounts for institutions.

Prior to January 25, 2002, and effective February 28, 1997, the Adviser and the Eastern European Fund contracted with Regent Fund Management Limited Barbados ("Regent") to serve as subadviser for the fund. Regent was wholly owned by Regent Pacific Group Limited, which was established in 1990. Regent Pacific Group Limited spun off Charlemagne Capital (UK) Limited in the summer of 2000; however, the controlling ownership of Charlemagne Capital (UK) Limited has remained the same. In 2003, Charlemagne Capital Limited, the parent company of Charlemagne Capital (UK) Limited, transferred the subadvisory duties to a wholly-owned subsidiary, Charlemagne Capital (IOM) Limited.

Adviser and Subadviser investment personnel may invest in securities for their own accounts according to codes of ethics that establish procedures for personal investing and restrict certain transactions.

Subadviser For Global MegaTrends Fund
Prior to October 1, 2007, the Adviser retained Leeb Capital Management, Inc., 500 5th Avenue, Suite 3120, New York, New York 10110, to serve as the subadviser for the Global MegaTrends Fund. Leeb Capital Management, Inc. had been the subadviser for the fund since November 18, 1991. On October 1, 2007, the Adviser assumed management of the fund.

PORTFOLIO MANAGERS
EMERGING MARKETS FUNDS

Eastern European Fund
The fund's investments are managed by a portfolio management team consisting of Andrew Wiles, Stefan Bottcher and Julian Mayo that meets regularly to review portfolio holdings and to discuss purchase and sale activity. Mr. Andrew Wiles is an established team member of the Fund who has worked for Charlemagne Capital Limited (CCL) for ten years and was responsible for publicly listed equity investments in Russia and Eastern/Central Europe. Before joining CCL, he was employed by Buchanan Partners, a London-based global emerging markets hedge fund, where he was responsible for the GDR trading program. Mr. Wiles is an Associate of the UK Society of Investment Professionals.

Mr. Stefan Bottcher joined the fund's portfolio management team in 2001. Mr. Bottcher is Director of Portfolio Investments for CCL and is responsible for regional products. Prior to joining CCL, from 1999 to 2001, Mr. Bottcher was Executive Director and Head of Emerging Markets for Schroders. Prior to joining Schroders, Mr. Bottcher was employed at Fleming Investment Management for nine years, the last five of which he served as Head of their Emerging Europe Group.

Mr. Julian Mayo joined Charlemagne Capital in August 2003 as a Director of Charlemagne Capital (UK) and a member of the Portfolio Management team. Mr. Mayo began his investment management career in Hong Kong with Schroders Asia before joining Thornton Management now Allianz Global Investors. He then opened Thornton's Tokyo office in 1987, moving to London in 1991. In 1999 he returned to Asia as Managing Director of Regent Pacific's Hong Kong office responsible for portfolio management.

Global Emerging Markets Fund
The fund's investments are managed by a portfolio management team consisting of Stefan Bottcher and Julian Mayo that meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team is led by Mr. Stefan Bottcher, who joined the fund's portfolio advisory team in 2001. Mr. Bottcher is Director of Portfolio Investments for the Subadviser and is responsible for regional products. Prior to joining the Subadviser, from 1999 to 2001, Mr. Bottcher was Executive Director and Head of Emerging Markets for Schroders. Prior to joining Schroders, Mr. Bottcher was employed at Fleming Investment Management for nine years, the last five of which he served as Head of their Emerging Europe Group.

Mr. Julian Mayo joined Charlemagne Capital in August 2003 as a Director of Charlemagne Capital (UK) and a member of the Portfolio Management team. Mr. Mayo began his investment management career in Hong Kong with Schroders Asia before joining Thornton Management ( now Allianz Global Investors ). He then opened Thornton's Tokyo office in 1987, moving to London in 1991. In 1999 he returned to Asia as Managing Director of Regent Pacific's Hong Kong office responsible for portfolio management.

PORTFOLIO MANAGERS
EQUITY FUNDS

Holmes Growth Fund
The fund is managed by a team consisting of Frank Holmes, John Derrick, and Romeo Dator. Portfolio decisions regarding stock selection and portfolio construction are made jointly by the members of the portfolio team. Mr. Holmes is the Chief Executive Officer and Chief Investment Officer of the Adviser and has been the majority shareholder of the Adviser since 1989. Mr. Holmes has served as the Chief Investment Officer since June of 1999. Mr. Derrick joined U.S. Global Investors as a portfolio manager in January 1999. Mr. Dator has served as a research analyst of the Adviser since 2002, and an analyst with USAA from 1999 to 2001.

Global MegaTrends Fund
Global MegaTrends Fund is managed by a team consisting of Mr. Holmes, Mr. Derrick, and Jack Dzierwa. Portfolio decisions regarding stock selection and portfolio construction are made jointly by the members of the portfolio team. Mr. Dzierwa has served as a global strategist of the Adviser since September 11, 2007, an independent analyst from 2005-2007, a research production manager with ING Financial Markets, London from 2004-2005, a consultant for FEMSA from 2003-2004, and a vice president with Solomon Brothers from 1995-2002.

The SAI provides additional information about the funds' portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund(s) they manage.

DISTRIBUTION PLAN

The U.S. Global Accolade Funds have adopted 12b-1 plans that allow the funds to pay or reimburse the Adviser, its affiliates and others for shareholder services and promotional expenses. Because this fee is continually paid out of each fund's assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges. For the fiscal year ended October 31, 2007, fees paid by each fund under this plan, as a percentage of the fund's net assets, were as follows:

 Eastern European Fund                     0.21%
 Global Emerging Markets Fund              0.25%
 Holmes Growth Fund                        0.13%
 Global MegaTrends Fund                    0.25%

HOW TO BUY SHARES

                             INITIAL       SUBSEQUENT
MINIMUMS                     INVESTMENT    INVESTMENT

  * Regular accounts           $5,000          $50

  * ABC Investment
    Plan(R)                      $100          $50

  * Custodial accounts
    for minors                    $50          $50

  * Retirement account           None         None

Minimum investments may be waived at the discretion of the officers of the Trust.

Send New Account Applications to:
    Shareholder Services
    U.S. Global Accolade Funds
    P.O. Box 781234
    San Antonio, TX 78278-1234

By Mail
 * Read this prospectus.

 * Fill out the application if you are opening a new account.

 * You will need to specify the type of account you wish to open. When an account is registered in the names of two people, either person is entitled to redeem any or all shares in the account. The account application provides that each party to a joint account will indemnify the fund for actions taken on the instructions of the other party. The fund will not be responsible for actions taken by either party with respect to this type of account.

 * Write your check for the amount you want to invest. Make it payable to the fund you are buying.

 * Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if earlier.

 * Send the completed application, any additional documentation required, and your check in the envelope provided. We do not open accounts with foreign addresses, and we require a U.S. taxpayer identification number for every account.

 * Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If the required information is not provided on your account application or we are unable to verify this information, we may not be able to open an account or may close the account at any time. If we close your account we will return to you the value of your shares at the next calculated net asset value (NAV), with no interest.

 * To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

By Telephone
 * We automatically grant all shareholders telephone exchange privileges unless you decline them explicitly in writing.

 * If you already have a U.S. Global account, you may purchase additional shares by telephone order.

 * You must pay for them within seven business days.

 * Telephone purchases are not available for U.S. Global retirement accounts and accounts in a money market fund.

 * Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

Online Purchase of Shares
 * For existing accounts, please complete the Online Purchase Application, which may be downloaded from our website at www.usfunds.com.

 * If you are opening a new account, please complete a new account application, which may be downloaded from our website, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global along with your initial purchase.

 * Once your online purchase privilege is established, you may go to the Account Access section of our website at www.usfunds.com.

 * U.S. Global Accolade Funds automatically withdraws monies from your bank account to settle your transaction.

 * Shares purchased online are not available until the tenth business day after the purchase or, if earlier, when your ACH clears.

By Wire
 * Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

 * If you are purchasing shares by wire for a new account, you must send a completed purchase application prior to wiring your payment. Reference your social security number (or other tax payer identification number) or call 1-800-US-FUNDS to obtain your new account number to reference on the wire instructions.

 * A wire purchase will not be considered made until the wired money is received and the purchase accepted by the fund.

 * Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the fund or the transfer agent.

By Automatic Investment
 * To purchase more shares automatically each month, fill out the ABC Investment Plan(R) section of the application or fill out an ABC Investment Plan(R) form for an existing account. Attach a voided check to the application or ABC Investment Plan(R) form.

 * U.S. Global automatically withdraws monies from your bank account monthly.

 * Shares purchased through the ABC Investment Plan(R) are not available for redemption until the tenth business day after the purchase is made or when your ACH clears, whichever is earlier.

 * If you set up an investment through the ABC Investment Plan,(R) you should not set up an automatic withdrawal plan or you will incur short-term trading fees.

 * See details on the application.

Important Notes About Paying for Your Shares
Your check must be made payable to the fund you are investing in.

You may not purchase shares by credit card, credit card convenience check, money order, cashiers check, third-party check, travelers check, "starter" check, post-dated check, instant loan check, or any foreign instruments.

In limited circumstances the transfer agent may determine to accept money orders or cashiers checks.

The funds will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares. To recover any such loss or charge, the funds reserve the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request.

If a check or ACH investment is returned unpaid due to nonsufficient funds, stop payment, or other reasons, the funds will charge you $20, and you will be responsible for any loss incurred by the funds. To recover any such loss or charge, the funds reserve the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request.

Any expenses charged to a fund for collection procedures will be deducted from the amount invested.

Purchases of shares in the funds require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning ten business days after your check is received by the transfer agent or when your check clears, whichever is earlier. You can exchange into other U.S. Global family of funds at any time. The funds reserve the right to refuse to honor redemptions if your check has not cleared. Redemptions or exchanges out of a fund may be subject to a short-term trader's fee. See "Short-Term Trading Fee" for details.

Effective Time for Purchase or Redemption Orders
Orders received after the close of the New York Stock Exchange (NYSE), typically, 4:00 p.m. Eastern time, will not become effective until the next business day.

Orders received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

An order to establish a new account and purchase shares of a fund will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund's transfer agent has received:

 * a completed and signed application,

 * a check or wire transfer for the full amount, and

 * reasonable verification of the customer's identification.

If you already have an account, your order to purchase shares, if accepted, will become effective at the time the fund next determined NAV after the transfer agent receives your written request or telephone order.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the fund and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

 * Redemptions of $15,000 or less may be made by telephone. Telephone redemption privileges are automatically established when you complete your application.

 * Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

 * A registered shareholder on the account registration must sign the request, with the signature(s) appearing exactly as it does on the account registration.

 * Redemptions of more than $15,000 require a signature guarantee.

 * A signature guarantee may be required in other situations. See
   "Signature Guarantee/Other Documentation".

 * If you have an identically registered account in a U.S. Global money market fund with check writing privileges, you may call the funds and direct an exchange of your fund shares into your existing money market fund account. You may then write a check against your money market fund account.

 * The funds may pay for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash. A redemption in kind is a taxable event for federal income tax purposes in the same manner as when sales proceeds are paid in cash. The funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of a fund's assets, whichever is less.

Important Notes About Redeeming Your Shares
 * Generally, we will send payment for your redeemed shares to your address of record within two business days after your redemption request has been received and accepted by the fund. Payment will be delayed if records indicate that the address of record has been changed within 30 days of the redemption request. A signature guarantee will be required on the redemption request to send payment immediately in the event of an address change or to send funds to an address other than the one on record.

 * You may receive payment for redeemed shares via wire. To elect these services, send the funds a written request giving your bank information with signature guarantee for all registered owners (see "Signature Guarantee/Other Documentation").

 * You will be charged $10 for a wire transfer. International wire charges will be higher.

 * A wire transfer will usually be sent the next business day after receipt of your order.

 * Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.

 * To protect shareholders from the expense burden of excessive trading, the funds charge a short-term trading fee against the value of shares redeemed or exchanged when the shares are held 180 days or less for the Eastern European Fund or Global Emerging Markets Fund or if shares are held 30 days or less for the Holmes Growth Fund or Global MegaTrends Fund (see "Fees and Expenses" table and "Short-Term Trading Fee" section).

 * Upon closing your account, you will be charged a $10 account closing fee.

 * Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.

How to Exchange Shares
When exchanging shares into other funds in the U.S. Global family of funds:

 * An exchange order is effective on any given day when the exchange request is received by the fund by the close of regular trading on the NYSE, which is usually 4:00 p.m. Eastern time.

 * Each account must be registered identically; each must have the same signatures and addresses.

 * You will be charged $5 by the transfer agent for each exchange out of any fund account. The fund reserves the right to waive this fee for certain accounts.

 * Retirement accounts administered by the Adviser or its agents may exchange up to three times per calendar quarter at no charge. However, the short-term trading fee may apply.

 * You may exchange shares using the automated telephone system, speaking to an investment representative, using our website, www.usfunds.com, or by mail. Certain restrictions apply. Please call 1-800-US-FUNDS for more details.

 * Exchanges made on our website, www.usfunds.com, must be between your existing accounts.

 * You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

 * Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event for federal income tax purposes.

 * Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

 * Exchanges out of the Eastern European Fund or Global Emerging Markets Fund of shares held 180 days or less are subject to the short-term trading fee equal to 2.00% of the value of shares exchanged. Exchanges out of the Holmes Growth Fund or Global MegaTrends Fund of shares held 30 days or less are subject to the short-term trading fee equal to 0.25% of the value of the shares exchanged (see "Fees and Expenses" table and "Short-Term Trading Fee" section).

 * Exchanges may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the fund, which could take up to ten business days. In general, the funds expect to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS AND EXCHANGES

Funds Reserve Certain Rights
 * To modify or eliminate any special purchase or redemption services or privileges.

 * To hold redemption proceeds for up to seven business days or longer if permitted by the SEC.

 * To waive investment minimums or account minimum fees.

 * To refuse any application, investment, or exchange or to close an account when it is in the best interest of the fund.

 * To require a signature guarantee or any other documentation.

 * To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners, there is reason to believe a fraudulent transaction may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

 * To prevent automatic purchase and redemption privileges in one account.

 * To place funds in an account established in the Treasury Securities Cash Fund in the event that an application or investment is not received in good order.

Account Minimums
MINIMUM BALANCE FEE. If, for any reason, your account balance is below $5,000, a minimum balance fee of $6 will be deducted from your account.

The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 anytime during the quarter for any reason, whether due to shareholder transaction activity or market fluctuation. You will receive, however, a 30-day written notice before the funds take any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the funds may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee, as well as any applicable closing or short-term trading fees, will be deducted from the proceeds.

MINIMUM BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

 * Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

 * ABC Investment Plan(R) accounts.

 * Retirement accounts.

 * Custodial accounts for minors.

Excessive Short-Term Trading
The U.S. Global Accolade Funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

 * It may lower overall fund performance;

 * It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

 * Frequent redemptions by market timers may increase taxable capital gains; and

 * It may disrupt a portfolio manager's ability to effectively manage fund assets.

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders. The funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders.

Short-Term Trading Fee
Redemptions (including exchanges) of shares of (i) Eastern European Fund and Global Emerging Markets Fund held 180 days or less will be subject to a redemption fee equal to 2.00% of the amount redeemed, (ii) the Holmes Growth Fund and Global MegaTrends Fund held 30 days or less will be subject to a redemption fee equal to 0.25% of the amount redeemed. All redemption fees will be paid to the fund. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently, the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, there can be no assurance that intermediaries will properly track, calculate or remit the fee in accordance with the fund's requirements. In addition, the redemption fee may not apply in the following circumstances: (i) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (ii) redemptions of shares held through firm-sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that the fund determines are not designed to facilitate short-term trading; (iii) redemptions of shares due to the death or disability of a shareholder; (iv) redemptions of shares in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan; and (v) redemptions of shares by certain other accounts in the absolute discretion of the fund when a shareholder can demonstrate hardship. The funds reserve the right to modify or eliminate these waivers at any time. In addition to the circumstances noted above, the funds reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the SEC or other regulators.

Omnibus Accounts

The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or who's trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer's redemption proceeds may be delayed for up to seven business days, or the redemption may be honored with securities rather than cash.

Net Asset Value (NAV) Calculation
The price at which you buy, sell or exchange fund shares is the NAV. The NAV of each fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. A fund's NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day.

When the funds calculate NAV, they value the securities they hold at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.

The funds may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Use of Fair Value Pricing
When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. The funds may use a systematic fair valuation model provided by an independent third party to value its securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

The Adviser will monitor domestic and foreign markets and news information daily for any developing events that may have an impact on the valuation of fund securities.

Signature Guarantee/Other Documentation
The funds require signature guarantees to protect you and the funds from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

 * Your redemption request exceeds $15,000.

 * You request that payment be made to a name other than the one on your account registration.

 * You request that payment be mailed to an address other than the one of record with the funds.

 * You change or add information relating to your designated bank.

 * You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers, and adjutants.

The signature guarantee must appear together with the signature(s) of one registered owner of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions call 1-800-US-FUNDS.

Business Days
You may purchase, redeem or exchange shares of the funds on any day the fund is open for business. The funds are open for business on every day the NYSE is open for business. In addition, the funds reserve the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT
The funds take precautions to ensure that telephone or online transactions are genuine, including recording the transactions, testing shareholder identity, and sending written confirmations to shareholders of record. The funds and their service providers are not liable for acting upon instructions, communicated by telephone or computer, that they believe to be genuine if these procedures are followed.

Confirmations
After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

Purchases and Redemptions Through Broker/Dealers
You may buy or sell fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums that are not applicable if you buy or sell shares directly from the funds.

Lost Accounts
The funds' transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero-balance. Unclaimed accounts may be subject to state escheatment laws, and the funds and the transfer agent will not be liable to the shareholders or their representatives for compliance in good faith with those laws.

Householding
Unless you instruct the funds otherwise, the funds will mail only one prospectus or shareholder report to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder reports to be combined with other members of your household, please call 1-800-US-FUNDS.

ADDITIONAL INVESTOR SERVICES

Online Services
If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges from your existing accounts. Please visit us online at www.usfunds.com.

Retirement Services
The funds are offered through a range of qualified retirement plans, including IRAs, SEPs, and 403(b) plans. Each account in the funds will be charged an annual custodial fee as follows:

   Regular IRA                          $10
   Roth IRA                             $10
   Coverdell Education Savings Account  $10
   SEP IRA                              $15
   SIMPLE IRA                           $15
   403(b)                               $15

The funds offer many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to receive your distributions in cash, they will automatically be reinvested in fund shares. The funds generally pay income dividends and distribute capital gains, if any, annually. You should consult your tax adviser regarding the particular tax consequences of your investment in the funds.

Dividends elected to be paid in cash will not be sent out unless the total amount of cash dividends received exceeds $10.00.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the re-investment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRAs.

Taxes to You

Unless you hold your shares in a tax-deferred account, you will generally owe federal income taxes on amounts distributed to you by the funds, whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the funds for more than a year generally are taxable to you for federal income tax purposes at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources, except qualified dividend income, generally are taxed as ordinary income. For taxable years beginning before January 1, 2011, distributions of qualified dividend income are generally taxable to noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Qualified dividend income generally includes dividends from domestic corporations and some foreign corporations. Dividends received by the funds from certain foreign corporations are not expected to qualify for treatment as qualified dividend income. Long-term capital gain is currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Each year the funds will send you a statement that will detail the tax status of distributions made to you for that year.

If you purchase shares of a fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

Dividends, interest and some capital gains received by the funds on foreign securities may be subject to foreign withholding or other foreign taxes. If a fund has more than 50% of the value of its total assets at the close of a taxable year consist of stock or securities of foreign corporations, the fund may make an election for the year to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued by the fund will represent an expense to the fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the taxes paid by the fund to foreign countries with respect to the investment income from such foreign stock or securities. Each fund expects to qualify to make such an election.

If you redeem fund shares in a non-retirement account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares you redeem, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Shareholders may be limited in their ability to utilize capital losses. Exchanges are treated as a redemption and purchase for federal income tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

Shareholders should consult with their own tax advisors concerning the federal, state, local and foreign tax consequences of owning fund shares in light of their particular tax situation.

When you open an account, Internal Revenue Service (IRS) regulations require that you provide your taxpayer identification number (TIN), certify that it is correct, and certify that you are not subject to backup withholding under IRS regulations. If you fail to provide your TIN or the proper tax certifications, each fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand each fund's financial performance for the past five years or since inception, if shorter. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in a fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been derived from each of the fund's financial statements, which have been audited by KPMG LLP, independent registered public accountants. Their report and each fund's financial statements are included in the annual report, which is available by request.

Eastern European Fund

                                                                   YEAR ENDED OCTOBER 31,
                                           -----------------------------------------------------------------------
                                                 2007             2006           2005           2004          2003
                                           ----------       ----------       --------       --------       -------
   NET ASSET VALUE, BEGINNING OF PERIOD    $    46.32       $    38.63       $  28.41       $  19.44       $ 12.73
                                           ==========       ==========       ========       ========       =======
   Income from investment operations
    Net investment income (loss)                (0.31)            0.38          (0.10)*        (0.03)         0.07
    Net realized and unrealized gain            20.52            10.82          11.44*          9.92          6.57
                                           ----------       ----------       --------       --------       -------
     Total from investment operations           20.21            11.20          11.34           9.89          6.64
                                           ----------       ----------       --------       --------       -------
   Distributions
    From net investment income                  (0.88)              --          (0.27)         (0.06)           --
    From capital gains                          (5.95)           (3.66)         (0.95)         (1.06)           --
                                           ----------       ----------       --------       --------       -------
     Total distributions                        (6.83)           (3.66)         (1.22)         (1.12)           --
                                           ----------       ----------       --------       --------       -------
   Short-term trading fees*                      0.04             0.15           0.10           0.20          0.07
                                           ----------       ----------       --------       --------       -------
   NET ASSET VALUE, END OF PERIOD          $    59.74       $    46.32       $  38.63       $  28.41       $ 19.44
                                           ==========       ==========       ========       ========       =======
   Total return (excluding account
    fees)(a)                                    48.74%           31.03%         41.43%         54.12%        52.71%
   Ratios/supplemental data
    Net assets, end of period (in
     thousands)                            $1,582,707       $1,347,149       $903,855       $279,545       $50,948
    Ratio of expenses to average net
     assets (b)                                  1.98%            1.95%          2.00%          2.08%         2.90%
    Ratio of net investment income (loss)
     to average net assets                      (0.61)%           0.71%         (0.31)%        (0.23)%        0.81%
    Portfolio turnover rate                        54%              68%            95%            89%          109%

* Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the Subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the Subadviser of the fund provided advisory services to two closed-end investment companies that the fund had invested in. The Subadviser rebated amounts to the fund representing the portion of the management fees paid by the two investment companies to the Subadviser based on the fund's investment. Fees rebated by the Subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the Subadviser are as follows:


                                                                              YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                              2007         2006         2005         2004         2003
                                                            ------       ------       ------       ------       ------
Ratios to Average Net Assets:
Expenses offset                                              (0.01)%      (0.01)%      (0.01)%         --(c)      --(c)
Expenses rebated by Subadviser                                 n/a        (0.01)%      (0.02)%      (0.05)%        n/a

(c) Effect on the expense ratio was not greater than 0.005%.

Global Emerging Markets Fund

                                                 YEAR ENDED             YEAR ENDED             PERIOD ENDED
                                              OCTOBER 31, 2007       OCTOBER 31, 2006       OCTOBER 31, 2005(a)
                                              ----------------       ----------------       -------------------
   NET ASSET VALUE, BEGINNING OF PERIOD           $ 13.93                $ 10.65                  $ 10.00
                                                  =======                =======                  =======
   Investment Activities
    Net investment income (loss)                    (0.13)                  0.02                     0.06
    Net realized and unrealized gain                 9.18                   3.50                     0.56
                                                  -------                -------                  -------
     Total from investment activities                9.05                   3.52                     0.62
                                                  -------                -------                  -------
   Distributions
    From net investment income                         --                  (0.05)                      --
    From net realized gains                         (1.13)                 (0.26)                      --
                                                  -------                -------                  -------
     Total distributions                            (1.13)                 (0.31)                      --
                                                  -------                -------                  -------
   Short-term trading fees*                          0.03                   0.07                     0.03
                                                  -------                -------                  -------
   NET ASSET VALUE, END OF PERIOD                 $ 21.88                $ 13.93                  $ 10.65
                                                  =======                =======                  =======
   Total return (excluding account fees)(b)         69.52%                 34.16%                    6.50%
   Ratios/supplemental data(c)
    Net assets, end of period (in thousands)      $59,621                $29,029                  $16,157
    Ratio of expenses to average net assets          2.75%                  3.07%                    4.16%
    Ratio of expenses after fee
     reimbursements (d)                              2.36%                  2.02%                    2.00%
    Ratio of net investment income (loss) to
     average net assets                             (0.92)%                 0.13%                    1.08%
    Portfolio turnover rate                           125%                   136%                      93%

* Based on average monthly shares outstanding.

(a) From February 24, 2005, commencement of operations.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year.

(d) The net expenses ratios shown above reflect expenses after reimbursements from the Adviser but exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the Subadviser. Expenses reimbursed from the Adviser and expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the Subadviser of the fund provided advisory services to a closed-end investment company that the fund had invested in. The Subadviser rebated amounts to the fund representing the portion of the management fees paid by the investment company to the Subadviser based on the fund's investment. Fees rebated by the Subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the Subadviser are as follows:

                                                            YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                                            OCTOBER 31,       OCTOBER 31,        OCTOBER 31,
                                                               2007              2006              2005(a)
                                                            -----------       -----------       ------------
Ratios to Average Net Assets:
Expenses offset                                                  n/a                n/a                n/a
Expenses rebated by Subadviser                                   n/a              (0.02)%               --(c)(e)

(e) Effect on the expense ratio was not greater than 0.005%.

Holmes Growth Fund

                                                                       YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------------
                                                      2007          2006          2005        2004**          2003
                                                   -------       -------       -------       -------       -------
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 18.34       $ 16.56       $ 14.38       $ 13.55       $ 11.59
                                                   =======       =======       =======       =======       =======
   Income from investment operations
    Net investment loss                              (0.14)        (0.14)        (0.18)        (0.19)        (0.14)
    Net realized and unrealized gain                  6.58          1.92          2.36          1.01          2.10
                                                   -------       -------       -------       -------       -------
     Total from investment operations                 6.44          1.78          2.18          0.82          1.96
                                                   -------       -------       -------       -------       -------
   Distributions
    From net investment income                          --            --            --            --            --
    From capital gains                                  --            --            --            --            --
                                                   -------       -------       -------       -------       -------
     Total distributions                                --            --            --            --            --
                                                   -------       -------       -------       -------       -------
   Short-term trading fees*                             --(a)         --(a)         --(a)       0.01            --(a)
                                                   -------       -------       -------       -------       -------
   NET ASSET VALUE, END OF PERIOD                  $ 24.78       $ 18.34       $ 16.56       $ 14.38       $ 13.55
                                                   =======       =======       =======       =======       =======
   Total return (excluding account fees)(b)          35.11%        10.75%        15.16%         6.13%        16.91%
   Ratios/supplemental data
    Net assets, end of period (in thousands)       $68,881       $61,810       $65,065       $67,074       $82,417
    Ratio of expenses to average net assets (c)       1.72%         1.74%         1.83%         1.82%         1.78%
    Ratio of net investment loss to average net
     assets                                          (0.62)%       (0.69)%       (0.98)%       (1.15)%       (1.12)%
    Portfolio turnover rate                             98%          290%          268%          192%          545%

* Based on average monthly shares outstanding.

** Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                              YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                              2007         2006         2005         2004         2003
                                                            ------       ------       ------       ------       ------
Ratios to Average Net Assets:
Expenses offset                                               --(d)       (0.01)%         --(d)        --(d)      --(d)

(d) Effect on the expense ratio was not greater than 0.005%.

Global MegaTrends Fund

                                                                       YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------------------------
                                                    2007**          2006          2005          2004          2003
                                                   -------       -------       -------       -------       -------
   NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.07       $ 10.30       $  9.20       $  8.25       $  6.62
                                                   =======       =======       =======       =======       =======
   Income from investment operations
    Net investment loss                              (0.11)        (0.10)        (0.14)        (0.17)        (0.18)
    Net realized and unrealized gain                  2.63          1.18          1.24          1.24          1.85
                                                   -------       -------       -------       -------       -------
     Total from investment operations                 2.52          1.08          1.10          1.07          1.67
                                                   -------       -------       -------       -------       -------
   Distributions
    From net investment income                          --            --            --         (0.12)        (0.04)
    From capital gains                               (0.84)        (0.31)           --            --            --
                                                   -------       -------       -------       -------       -------
     Total distributions                             (0.84)        (0.31)           --         (0.12)        (0.04)
                                                   -------       -------       -------       -------       -------
   Short-term trading fees* (a)                         --            --            --            --            --
                                                   -------       -------       -------       -------       -------
   NET ASSET VALUE, END OF PERIOD                  $ 12.75       $ 11.07       $ 10.30       $  9.20       $  8.25
                                                   =======       =======       =======       =======       =======
   Total return (excluding account fees)(b)          24.49%        10.53%        11.96%        13.01%        25.38%
   Ratios/supplemental data
   Net assets, end of period (in thousands)        $17,723       $17,077       $14,276       $13,239       $12,377
   Ratio of expenses to average net assets (c)        2.49%         2.55%         2.83%         2.83%         3.07%
   Ratio of net investment loss to
    average net assets                               (0.93)%       (0.89)%       (1.37)%       (1.77)%       (2.12)%
   Portfolio turnover rate                              65%           75%           54%           64%           96%

* Based on average monthly shares outstanding.

** Effective October 1, 2007, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

(a) The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offsets arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                              YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                              2007         2006         2005         2004         2003
                                                            ------       ------       ------       ------       ------
Ratios to Average Net Assets:
Expenses offset (d)                                             --           --           --           --           --

(d) Effect on the expense ratio was not greater than 0.005%.

Other Fund Services
The funds offer additional services to meet the unique needs of our investors, including:

 * Payroll deduction plans, including military allotments.

 * Custodial accounts for minors.

 * Systematic withdrawal plans.

 * Retirement plans such as IRA, SEP/IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, and 403(b) plans.

Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund and Global MegaTrends Fund are series of U.S. Global Accolade Funds.

More information on these funds is available at no charge, upon request.

Annual/Semi-Annual Reports
Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders, which are available free of charge on the funds' website at www.usfunds.com. These reports describe the funds' performance, list holdings, and describe recent market conditions, funds' investment strategies, and other factors that had a significant impact on the funds' performance during the last fiscal year.

Statement of Additional Information (SAI)
More information about the funds, their investment strategies, and related risks is provided in the SAI, which is available free of charge on the funds' website at www.usfunds.com. The SAI and the funds' website include a description of the funds' policies with respect to the disclosure of their portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

To Request Information:

BY PHONE       1-800-873-8637

BY MAIL        Shareholder Services
               P.O. Box 781234
               San Antonio, TX 78278-1234

BY INTERNET    http://www.usfunds.com

The SEC also maintains the EDGAR database on its website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information that the funds file electronically with the SEC. You may also visit the SEC's Public Reference Room in Washington, DC (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102, or by e-mail to publicinfosec.gov.


[U.S. Global Investors logo]   U.S. GLOBAL ACCOLADE FUNDS
                               SEC Investment Company Act File No. 811-7662

                                 U.S. GLOBAL INVESTORS, INC.
[U.S. Global Investors logo]     P.O. Box 781234
                                 San Antonio, TX 78278-1234

PRIVACY POLICY

General Policy
U.S. Global Investors, Inc., U.S. Global Investors Funds, U.S. Global Accolade Funds, United Shareholder Services, Inc., and U.S. Global Brokerage, Inc. have created this Privacy Policy in order to demonstrate our firm commitment to the privacy of your personal information. These are our information gathering and dissemination practices.

Information Collected and Disclosed
We collect nonpublic personal information about you from the following sources:

 * Information we receive from you on applications or other forms;

 * Information about your transactions with us;

 * Information gathered from consumer reporting agencies;

 * Information gathered by affiliated companies; and

 * Information gathered through web site usage.

We do not disclose any nonpublic personal information about you to nonaffiliated parties, except as permitted or required by law. U.S. Global and its affiliates may use this information to service your account or provide you information about products or services that may be of interest to you. We may also disclose all of the information we collect (except for consumer reports), as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have joint marketing agreements to service or administer your account(s), transaction(s), or request(s).

If you decide to close your account(s) or become an inactive investor we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your nonpublic personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

Further, we will properly dispose of consumer report information that may be gathered about you. Steps have been taken to ensure that consumer reports are protected against unauthorized access to or use of the information in connection with its disposal.

Internet Policy
We protect our users' information. When you submit sensitive information via the website, your information is protected both online and offline with state-of-the-art technology. To access your account online, your computer's web browser must support this technology. More detailed information is available on our website, www.usfunds.com. If you are just "surfing," we collect and use IP addresses to analyze trends, administer the website, track user's movements and gather broad demographic information. IP addresses are not linked to personally identifiable information.

Registration: If you want to buy or trade a mutual fund on our website, you must register by filling out an application form. The form asks for information such as name, e-mail address, address, gender and age. We use this information to send you materials about U.S. Global and products offered through our website, and to contact you when necessary. We are required under federal law to keep records of the information you provide to us.

When you register at our website, U.S. Global uses a cookie (a small data file stored on your computer's hard drive) to store a unique, random user ID. We do not store passwords or any personal information about you. We use this ID to identify you anonymously in our database and to track information while you are on our website. Cookies also let you to enter our website as a registered user without having to log on each time. You do not need to have cookies turned on to use our website. You can refuse cookies by turning them off in your browser, but if you do, you may not be able to use certain features of our website.

Linked Sites: Our website may contain links to other sites. We are not responsible for the privacy practices of other sites. You should read the privacy statements of each website you visit that collects personally identifiable information. This privacy statement applies only to information we collect on our website.

Children's Privacy: Our website is not directed at children under the age of 13 and does not knowingly collect personal information from them. If we learn that we have obtained personal information from a child under the age of 13, we will delete that information from our records.

E-mail: E-mail is not a secure means of transmitting sensitive information. We will never ask you to submit your investment or personal information via e-mail.

Changes to Privacy Policy
U.S. Global may occasionally change this Privacy Policy. If a revision is material, U.S. Global will mail a notice to all current shareholders and will post the revised policy on its website. The changes will take effect as soon as mailed and posted.

CONTACT INFORMATION
If you have a comment, question or request, or if you need to contact us for any other reason, there are four easy ways to do so.

E-MAIL
       You can e-mail Shareholder Services for U.S. Global at shsvc@usfunds.com.

TOLL-FREE TELEPHONE NUMBER
      You may call an investor representative at 1-800-US-FUNDS or locally at (210) 308-1222. If you call after normal business hours, please leave a message and your telephone number. An Investor Representative will get back to you as quickly as possible. Normal business hours are Monday through Friday, 7:30 a.m. to 7 p.m. CST.

          U.S. MAIL                        EXPRESS MAIL OR PACKAGE DELIVERY
          U.S. Global Investors            U.S. Global Investors
          P.O. Box 781234                  7900 Callaghan Road
          San Antonio, TX 78278-1234       San Antonio, TX 78229

                                                              ---------------
[U.S. Global Investors   U.S. GLOBAL INVESTORS, INC.             PRSRT STD
          logo]          P.O. Box 781234                       U.S. POSTAGE
                         San Antonio, TX 78278-1234                 PAID
                                                               ST. LOUIS, MO
                                                              PERMIT NO. 1094
                                                              ---------------

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                          U.S. GLOBAL ACCOLADE FUNDS

             EASTERN EUROPEAN FUND, GLOBAL EMERGING MARKETS FUND,
                  HOLMES GROWTH FUND, GLOBAL MEGATRENDS FUND

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus dated February 28, 2008. The financial statements for the funds for the period ended October 31, 2007, and the Report of Independent Registered Public Accountants thereon, are incorporated by reference from the funds' Annual Report dated October 31, 2007. Copies of the prospectus and the funds' Annual Report may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637), or are available online at www.usfunds.com.

The date of this Statement of Additional Information is February 28, 2008.

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



                               TABLE OF CONTENTS

                                                                         PAGE

GENERAL INFORMATION..................................................       1
-------------------

FUND POLICIES........................................................       1
-------------

INVESTMENT STRATEGIES AND RISKS......................................       3
-------------------------------

PORTFOLIO TURNOVER...................................................      16
------------------

PORTFOLIO HOLDINGS DISCLOSURE POLICY.................................      16
------------------------------------

MANAGEMENT OF THE TRUST..............................................      17
-----------------------

PROXY VOTING POLICIES................................................      21
---------------------

PRINCIPAL HOLDERS OF SECURITIES......................................      22
-------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES...............................      22
--------------------------------------

PORTFOLIO MANAGERS...................................................      26
------------------

DISTRIBUTION PLAN....................................................      32
-----------------

BROKERAGE ALLOCATION AND OTHER PRACTICES.............................      32
----------------------------------------

TRADE AGGREGATION AND ALLOCATION PROCEDURES..........................      34
-------------------------------------------

PURCHASE, REDEMPTION  AND PRICING OF SHARES..........................      34
-------------------------------------------

FEDERAL INCOME TAXES.................................................      35
--------------------

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR.........................      40
--------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS............................      40
-----------------------------------------

TRUST COUNSEL........................................................      40
-------------

COUNSEL TO INDEPENDENT TRUSTEES......................................      40
-------------------------------

DISTRIBUTOR..........................................................      40
-----------

FINANCIAL STATEMENTS.................................................      40
--------------------

                              GENERAL INFORMATION

U.S. Global Accolade Funds (Trust) is an open-end management investment company and is a business trust organized on April 16, 1993 under the laws of the Commonwealth of Massachusetts. There are several series within the Trust, each of which represents a separate portfolio of securities. This Statement of Additional Information (SAI) presents important information concerning the Eastern European Fund, the Global Emerging Markets Fund, the Holmes Growth Fund and the Global MegaTrends Fund, series of the Trust, and should be read in conjunction with the prospectus. The Eastern European Fund commenced operations on March 31, 1997, the Global Emerging Markets Fund commenced operations on February 24, 2005, the Holmes Growth Fund commenced operations on October 17, 1994, and the Global MegaTrends Fund commenced operations on November 16, 1996.

The assets received by the Trust from the issuance or sale of shares of the funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to each fund. They constitute the underlying assets of the funds, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the funds. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the board of trustees in such manner as the board determines to be fair and equitable.

Each share of each fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the board. Upon liquidation of the Trust or a fund, shareholders of each fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no annual shareholder meetings. Special meetings of shareholders may be called by the Trust's trustees to take action on matters that require a shareholder vote and for other matters that the trustees determine a shareholder vote is necessary or desirable. In addition, upon written request of shareholders holding 10 percent or more of the outstanding shares, the Trust's trustees will call a shareholder meeting to vote for the removal of a trustee.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect 100% of the Trust's trustees, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any person as a trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                                 FUND POLICIES

The following information supplements the discussion of the funds' policies discussed in the funds' prospectus.

INDUSTRY CLASSIFICATIONS. The Eastern European Fund and the Global Emerging Markets Fund will use the Morgan Stanley Capital International and S&P Global Industry Classification Standard (GICS) to determine industry classifications. The Holmes Growth Fund and Global MegaTrends Fund will use the Bloomberg Sub-Industry Classifications for industry classification purposes.


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

INVESTMENT RESTRICTIONS. If a percentage investment restriction, other than a restriction on borrowing, is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

Unless designated as such, none of the funds' policies is fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS. A fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of: (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund's outstanding shares.

Each fund may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Engage in the business of underwriting securities, except to the extent that the fund may be deemed an underwriter in connection with the disposition of portfolio securities.

4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

5. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Eastern European Fund, Global Emerging Markets Fund and the Holmes Growth Fund may not:

         Purchase physical commodities or contracts related to physical commodities.

For purposes of fundamental policy 6, "concentration" means that a fund may not invest more than 25% of its net assets in a particular security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

Each fund may not:

1. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) short-term credits as are necessary for the clearance of transactions, and (iii) margin payments in connection with futures contracts and options on futures contracts as long as they shall not constitute purchasing securities on margin or selling securities short.

2. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3.       Invest more than 15% of its net assets in illiquid securities.

The Eastern European Fund and Global Emerging Markets Fund may not:

         Invest more than 5% of its net assets in options.

The Global MegaTrends Fund will not:

         Pledge, mortgage, or hypothecate the assets of the fund.


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Statement of Additional Information - U.S. Global Accolade Funds
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

                              VALUATION OF SHARES

An equity security traded on a domestic stock exchange is valued at its last reported sale price on the primary exchange, as deemed appropriate by the adviser, on the valuation date. If there are no sales on the principal exchange that day, an equity security will be valued at the mean between the last bid and ask quotation. If there is no last bid and ask quotation available, the valuation will revert to the last sale price.

A foreign equity security traded on one or more foreign stock exchanges is valued at the last reported sale price, or the official closing price if deemed appropriate by the Adviser, on the primary exchange of its market on the valuation date. If there are no sales on the primary exchange that day, an equity security will be valued at the mean between the last bid and ask quotation. If there is no last bid and ask quotation available, the valuation will revert to the last sale price.

Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales that day, securities traded on NASDAQ will be valued at the mean between the bid and ask quotation, if available. Over-the-counter securities are valued at the mean between the last bid and ask quotation, if available.

Municipal debt securities, long-term U.S. government obligations, and corporate debt securities, are each valued by an independent pricing service that utilizes a matrix pricing system to value such securities. Debt securities with maturities of 60 days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and applying, after a constant rate of amortization for any discount or accretion for any premium to the securities maturity date, despite the impact of fluctuating interest rates on the market value of the instrument.

If market quotations are not readily available, or when the Adviser believes that a readily available market quotation or other valuation produced by the funds' valuation policies is not reliable, the funds value the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the Adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a fund used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. These events may include corporate actions relating to the issuer, natural disasters affecting the issuer's operations, governmental actions that affect securities in a country or region and significant market activity. If the event would materially affect a fund's net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

Net asset value (NAV) is calculated in U.S. dollars. Assets and liabilities expressed in foreign currencies are converted to U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the closing of the New York Stock Exchange.

                        INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the funds' investment strategies and risks in the prospectus.

EASTERN EUROPEAN FUND AND GLOBAL EMERGING MARKETS FUND

NON-DIVERSIFICATION. The Eastern European Fund and Global Emerging Markets Fund have elected to be classified as non-diversified series of an open-end investment company. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund's total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Internal Revenue Code. Each fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Because the funds may invest a greater proportion of their assets in the securities of a small number of issuers, changes in the financial condition or market


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

assessment of a single issuer may cause greater fluctuation and volatility in the funds' total return or asset valuation than if the funds were required to hold smaller positions of the securities of a larger number of issuers.

LOWER-RATED AND UNRATED DEBT SECURITIES. Each fund may invest up to 5% of its total assets in debt rated less than investment grade (or unrated) by Standard & Poor's Corporation (Chicago), Moody's Investors Service (New York), Duff & Phelps (Chicago), Fitch Ratings (New York), Thomson Bankwatch (New York), Canadian Bond Rating Service (Montreal), Dominion Bond Rating Service (Toronto), IBCA (London), The Japan Bond Research Institute (Tokyo), Japan Credit Rating Agency (Tokyo), Nippon Investors Service (Tokyo), or S&P-ADEF (Paris). In calculating the 5% limitation, a debt security will be considered investment grade if any one of the above listed credit rating agencies rates the security as investment grade. Overall, the market for lower-rated or unrated bonds may be thinner and less active, such bonds may be less liquid, and their market prices may fluctuate more than those of higher-rated bonds, particularly in times of economic change and market stress. In addition, because the market for lower-rated or unrated corporate debt securities has in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructuring, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of economic recession. Reliable objective pricing data for lower-rated or unrated bonds may tend to be more limited; in that event, valuation of such securities in the fund's portfolio may be more difficult and will require greater reliance on judgment.

Since the risk of default is generally higher among lower-rated or unrated bonds, the Subadviser's research and analysis are especially important in the selection of such bonds, which are often described as "high yield bonds" because of their generally higher yields and referred to figuratively as "junk bonds" because of their greater risks.

In selecting lower-rated bonds for investment by a fund, the Subadviser does not rely exclusively on ratings, which in any event evaluate only the safety of principal and interest, not market value risk, and which furthermore, may not accurately reflect an issuer's current financial condition. The funds do not have any minimum rating criteria for their investments in bonds. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

GOVERNMENT AND CORPORATE DEBT. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

Agencies or instrumentalities established by the United States Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Also included is the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.

QUALITY RATINGS OF CORPORATE BONDS. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the funds may invest are as follows:

         MOODY'S INVESTORS SERVICE, INC. Aaa: Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what is generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective


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

         elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         STANDARD & POOR'S RATINGS GROUP. AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

HOLMES GROWTH FUND AND GLOBAL MEGATRENDS FUND

REAL ESTATE INVESTMENT TRUSTS (REITS). The funds may invest in real estate investment trusts (REITs), which may subject the fund to many of the same risks related to the direct ownership of real estate. These risks may include declines in the value of real estate, risks related to economic factors, changes in demand for real estate, change in property taxes and property operating expenses, casualty losses, and changes to zoning laws. REITs are also dependent to some degree on the capabilities of the REIT manager. In addition, the failure of a REIT to continue to qualify as a REIT for federal income tax purposes would have an adverse effect upon the value of a portfolio's investment in that REIT.

WRITING OPTIONS ON SECURITIES. The funds may write "covered" put and call options. A put option is "covered" if a fund: (i) segregates cash or other liquid assets in an amount equal to the exercise price of the put option or
(ii) holds a put on the same security in the same amount as the put written, and the exercise price of the put held is the same amount or greater than the exercise price of the put written. A call option is "covered" if a fund owns the underlying security or has the immediate right to acquire the security or a fund holds a call on the same security in the same amount as the call written, and the exercise price is equal to or less than the exercise price of the


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

call written or greater than the exercise price of the call written and the difference is maintained in cash or other liquid assets in a segregated account by the funds' custodian. The funds will not write any call options if, immediately afterwards, the aggregate value of a fund's securities subject to outstanding call or put options would exceed 25% of the value of the fund's total assets.

EASTERN EUROPEAN FUND

GEOGRAPHIC RISK.

Croatia. Croatia lies between Bosnia, Herzegovina and Slovenia in South Eastern Europe.

After years of instability brought on by war, Croatia is looking to the future and improving relations with its neighbors with a view to gaining EU candidate status. To achieve candidate status, Croatia has been implementing a number of economic and structural reforms and has made good progress. However, high structural unemployment, a widening budget deficit and an inefficient legal system remain significant barriers to entry.

Once Croatia does gain candidate status, Croatia's credit rating outlook and risk profile may improve dramatically.

The Czech Republic. The Prague Stock Exchange opened in April 1993 with 12 monetary institutions and 5 brokerage firms as its founding shareholders. The trading and information systems are based on a central automated trading system. The market price of securities is set in this automated system once a day, although a number of the largest stocks on the market now trade through a continuous system. Direct trades are concluded between members, recorded in the automated trading system, and settled through the Exchange Register of Securities. Only members of the Prague Stock Exchange can be participants in automated trades in blocks of securities.

Another method of trading is the over-the-counter market, which operates by directly accessing the Securities Centre. The Securities Act allows for off-exchange trading, which primarily benefits the millions of local shareholders who hold shares because of the original privatization of Czech industry.

Concluded exchange deals are cleared by Securities Register Ltd., an offshoot of the Prague Stock Exchange. All exchange deals between members are guaranteed clearing; a guarantee fund covers the risks and liabilities inherent in exchange trading.

Hungary. In 1995, the Hungarian government implemented a new stabilization program that would privatize state enterprises and state owned banks. Significant privatization in recent years includes oil and gas companies, gas and electricity distribution companies, and partial privatization of telecommunications, commercial banking, and television companies. The Budapest Commodity and Stock Exchange opened in 1864 and became one of the largest markets in Central Europe. After the Second World War, the exchange was closed by the Communists and reopened 42 years later in June 1990. The Budapest Stock Exchange is a two-tier market consisting of listed and traded stocks. The over-the-counter market is not regulated and any public company's shares can be traded on it.

Poland. The Act establishing the Warsaw Stock Exchange (1991) provided the basic legal framework for securities activities. The Law on Public Trading in Securities and trust funds (1991) regulates the public offerings of securities, the establishment of open-end investment funds and the operations of securities brokers. Polish equities are held on a paperless book-entry system, based on a computerized central depository. For listed securities, it is a requirement that trades take place through the market for the change of ownership to take place.

Russia. Russia does not have a centralized stock exchange, although exchange activity has developed regionally and shares are now traded on exchanges located throughout the country. The majority of stocks in Russia are traded on the over-the-counter market. It is through the over-the-counter market that foreign investors typically participate in the Russian equity market.

One of the largest problems in the equity market continues to be shareholders' property rights. In Russia, the only proof of ownership of shares is an entry in the shareholders' register. Despite a presidential decree requiring companies with over 1,000 shareholders to have an independent body to act as its registrar, in practice a company's register is still susceptible to manipulation by management. To solve this and related problems, the Federal Securities Commission was created. Also, Russian law requires banks and market professionals to acquire a license before handling securities.


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Slovakia. Slovakia was formerly governed by a communist regime. In 1989, a market-oriented reform process began. The market-oriented economy in Slovakia is young and still evolving, and its markets are fragmented and lack liquidity. These reforms leave many uncertainties regarding economic and legal issues.

Slovakia's path toward privatization differs from the path of the Czech Republic. The Slovakian government has issued bonds that can be held until maturity, sold immediately, or redeemed for shares of stock in companies being privatized.

This method of privatization creates uncertainty about future restructuring that may occur as bonds are sold and/or converted.

Owners and managers of Slovakian enterprises are often less experienced with market economies than owners and managers of companies in Western European and American markets. The securities markets on which the securities of these companies are traded are also in their infancy.

Laws regarding bankruptcy, taxation, and foreign ownership of Slovakian enterprises are evolving and may be changed dramatically at any time. Import and export regulations are minimal.

The Bratislava Stock Exchange and the RM-system (an over-the-counter exchange) began operations during the first half of 1993. The RM-system trades in all companies distributed under the voucher privatization scheme as well as newly established companies. Foreigners are free to participate in the market for shares; profit repatriation is subject to payment of income taxes on capital gains.

From the beginning, Slovakia's markets were fragmented and have lacked liquidity. Over 80 percent of all trades were executed outside of the Bratislava Stock Exchange and RM-system. With the adoption of the new capital markets legislation, more than 70 percent of all trades have been executed on the Bratislava Stock Exchange or the RM-system. Parliament has adopted amendments to the securities law which provide for the establishment of an independent regulatory body to protect investors' rights; it centralizes trading on the official market with the requirement that all trades be registered, published and completed at prices posted on the Bratislava Stock Exchange, thus promoting greater transparency. The revised law also increases the minimum capital requirements for brokers.

The Czech Republic, Hungary, Poland, and Slovakia joined the European Union in 2004. This represents the culmination of a ten-year process and completes the transformation of these former Communist countries into full-fledged market economies. As a consequence, the political, economic and currency risk of investing in these countries may decline materially.

Slovenia. The Republic of Slovenia is situated between Italy, Austria and
Croatia.

Slovenia's transition from a socialist regime to a market economy continues to be very successful and the economy is currently enjoying healthy growth and balanced trade.

Slovenia became one of the first candidate countries to finalize negotiations with the EU and obtained full EU membership in 2004. EU membership will improve Slovenia's risk profile and drive foreign investment which will lead to an increased level of liquidity in the stock market and a rise in company valuations.

COMMON INVESTMENT STRATEGIES AND RELATED RISKS

EASTERN EUROPEAN FUND, GLOBAL EMERGING MARKETS FUND, HOLMES GROWTH FUND, AND GLOBAL MEGATRENDS FUND

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond a funds' control. The return and net asset value of a fund will fluctuate.

SECURITIES LENDING. The funds may lend their portfolio securities to qualified dealers or other institutional investors. The Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund and Global MegaTrends Fund's current intention is not to make loans. When lending securities, a fund will receive cash, U.S. Government obligations, or irrevocable letters of credit as collateral for the loan. The funds may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the funds' current securities lending agreement, the funds' lending agent has


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guaranteed performance of the obligation of each borrower and each counter party to each repurchase agreement in which cash collateral is invested.

Lending portfolio securities exposes a fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality securities, with the funds' custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, a fund could experience delays and costs in recovering the securities loaned.

BORROWING. A fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, a fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The funds may deal with unpredictable cash flows by borrowing money. Through such borrowings, a fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that a fund borrows money before selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

TEMPORARY DEFENSIVE INVESTMENT. For temporary defensive purposes during periods that, in the opinion of the Adviser or Subadviser, as applicable, present a fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When a fund is in a defensive investment position, it may not achieve its investment objective.

COMMERCIAL PAPER AND OTHER MONEY MARKET INSTRUMENTS. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Adviser or Subadviser, as applicable, such note is liquid.

A fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. A fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, foreign exchange rates, expropriation or confiscatory taxation,


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limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS (ADRS) AND GLOBAL DEPOSITORY RECEIPTS (GDRS). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of a fund's investment policies, the Eastern European Fund, Global Emerging Markets Fund, and Global MegaTrends Fund's investments in depository receipts will be deemed investments in the underlying securities (i.e., investments in foreign issuers). The Holmes Growth Fund's investment in depository receipts will not be treated as an investment in a foreign issuer.

RESTRICTED AND ILLIQUID SECURITIES. Each fund may invest up to 15% of its net assets in illiquid securities. A fund may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may have the effect of depressing the market price of such securities.

CONVERTIBLE SECURITIES. The funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

REPURCHASE AGREEMENTS. The funds may invest a portion of their assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the funds' custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To minimize the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser (or Subadviser) considers creditworthy.


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DERIVATIVE SECURITIES. All of the funds may purchase and sell exchange-listed put and call options. The Holmes Growth Fund will not purchase any exchange-listed put or call option if, immediately afterwards, the aggregate market value of all outstanding options purchases and written by the fund would exceed 5% of the fund's total assets. The Eastern European Fund, Global Emerging Markets Fund and Global MegaTrends Fund may purchase and sell over-the-counter put and call options.

All funds may purchase options on securities, equity and fixed-income indices and other financial instruments.

All of the funds may purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, and options on currencies or currency futures. A fund may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and it will comply with applicable regulatory requirements when implementing these strategies, techniques, and instruments.

Derivative securities may be used by a fund to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of the fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A fund's ability to successfully use these derivative securities will depend upon the ability of the Adviser or Subadviser, as applicable, to predict pertinent market movements, and cannot be assured. Engaging in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, liquidity and, to the extent the Adviser or Subadviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation a fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and option markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

A fund's activities involving derivative securities may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

FUTURES CONTRACTS. Each fund may sell futures contracts to hedge against a decline in the market price of securities it owns or to defend the portfolio against currency fluctuations. When a fund establishes a short position by selling a futures contract, the fund will be required to deposit with the broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount (initial margin). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract assuming all the fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying currency or stock index fluctuates making a short position in the futures contract more or less valuable, a process known as "marking-to-market." For example,


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when a fund has sold a currency futures contract and the prices of the stocks included in the underlying currency have fallen, that position will have increased in value and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a fund has sold a currency futures contract and the prices of the underlying currency have risen, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time before expiration of the futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and it realizes a loss or a gain.

There is a risk that futures contract price movements will not correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

There is an additional risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event a fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the funds intend to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin.

OPTIONS. Each fund may sell call options or purchase put options on futures contracts to hedge against a decline in the market price of securities that it owns or to defend the portfolio against currency fluctuations. The Holmes Growth Fund and Global MegaTrends Fund may also sell put options (please see Investment Strategies and Risks section for Holmes Growth Fund and Global MegaTrends Fund). Options on futures contracts differ from options on individual securities in that the exercise of an option on a futures contract does not involve delivery of an actual underlying security. Options on futures contracts are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in an option on a futures contract may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire.

The risks associated with the purchase and sale of options on futures contracts are generally the same as those relating to options on individual securities. However, the value of an option on a futures contract depends primarily on movements in the value of the currency or the stock index underlying the futures contract rather than in the price of a single security. Accordingly, a fund will realize a gain or loss from purchasing or writing an option on a futures contract as a result of movements in the related currency or in the stock market generally rather than changes in the price for a particular security. Therefore, successful use of options on futures contracts by a fund will depend on the ability of the Adviser or the Subadviser, as applicable, to predict movements in the direction of the currency or stock market underlying the futures contract. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are settled in cash, the fund cannot be assured of covering its potential settlement obligations under call options it writes on futures contracts by acquiring and holding the underlying securities. Unless the fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

SEGREGATED ASSETS AND COVERED POSITIONS. When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed-delivery basis, a fund will restrict cash that may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to


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the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed-delivery basis, the amount of restricted cash or liquid securities will be at least equal to the fund's when-issued or delayed-delivery commitments.

The restricted cash or liquid securities will be identified either as being restricted in the fund's accounting records or as physically segregated in a separate account at Brown Brothers Harriman & Co., the funds' custodian. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

Many derivative securities, such as futures contracts and options, in addition to other requirements, require that the fund segregate with its custodian cash or liquid securities (regardless of type) having an aggregate value, measured on a daily basis, at least equal to the amount of the obligations requiring segregation to the extent that the obligations are not otherwise covered through ownership of the underlying security, financial instrument or currency. In general, the full amount of any obligation of a fund to pay or deliver securities or assets must be covered at all times by (1) the securities, instruments or currency required to be delivered, or (2) subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must either be identified as restricted in the fund's accounting records or be physically segregated in a separate account at the fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a fund.

A fund could cover a call option that it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. A fund may also cover a call option by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the fund. A fund could cover a call option that it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. A fund could also cover a call option that it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.

Foreign Currency Transactions. Investments in foreign companies usually involve use of currencies of foreign countries. The funds also may hold cash and cash-equivalent investments in foreign currencies. The value of a fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The funds may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. The Adviser or Subadviser may utilize forward foreign currency transactions in an attempt to hedge a fund's investments in foreign securities back to the U.S. dollar when, in the Adviser or Subadviser's judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Adviser or the Subadviser, as applicable, attempts to minimize currency risk through hedging activities.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.


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A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, a fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may use forward or futures contracts, options, or swaps when the Adviser or Subadviser, as applicable, believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a fund has (or expects to have) portfolio exposure.

A fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of a fund's securities denominated in linked securities.

A fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency. The fund will designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitment.

On the settlement date of the currency transaction, a fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the fund is obligated to deliver. The fund will realize gains or losses on currency transactions.

A fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy the underlying currency at the loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund may also be required to forego all or part of the benefits that might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

A fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument that is a note denominated in one currency, generally U.S. dollars, and (b) concurrently


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
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

entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

WARRANTS. The funds may invest in warrants. Warrants are different from options in that they are issued by a company as opposed to a broker and typically have a longer life than an option. When the underlying stock goes above the exercise price of the warrant the warrant is "in the money." If the exercise price of the warrant is below the value of the underlying stock it is "out of the money." "Out of money" warrants tend to have different price behaviors than "in the money warrants." As an example, the value of an "out of the money" warrant with a long time to exercise generally declines less than a drop in the underlying stock price because the warrant's value is primarily derived from the time component.

Most warrants are exchange traded. The holder of a warrant has the right, until the warrant expires, to sell an exchange traded warrant or to purchase a given number of shares of a particular issue at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with prices of the underlying securities particularly for shorter periods of time, and, therefore, may be considered speculative investments. The key driver to the movements in warrants are the fundamentals of the underlying company. Warrants, unlike options, may allow the holder to vote on certain issues and often are issued with certain anti-dilutive rights. Warrants pay no dividends. If a warrant held by a fund were not exercised by the date of its expiration, the fund would incur a loss in the amount of the cost of the warrant.

EMERGING MARKETS. Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the risks listed below before making an investment in a fund. Investing in emerging markets is considered speculative and involves the risk of total loss. Because a fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that a fund's stated objective will be realized. A fund's Adviser and Subadviser, as applicable, will seek to minimize these risks through professional management and investment diversification. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Risks of investing in emerging markets include:

1. The risk that a fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation;

2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms, which are inherent in the markets of more developed nations, may lead to turmoil in the marketplace, as well as the inability of a fund to liquidate its investments;

3. Greater social, economic and political uncertainty (including the risk of war);

4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets;

5. Currency exchange rate fluctuations and the lack of available currency hedging instruments;

6.       Higher rates of inflation;

7. Controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars;

8.       Greater governmental involvement in and control over the economy;

9. The fact that emerging market companies may be smaller, less seasoned and newly organized;


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
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

10. The difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers;

11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

12. The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies;

13.      Less extensive regulation of the securities markets;

14. Certain considerations regarding the maintenance of fund portfolio securities and cash with foreign sub-custodians and securities depositories;

15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

16. The risk that a fund may be subject to income, capital gains or withholding taxes imposed by emerging market countries or other foreign governments. The funds intend to elect for federal income tax purposes, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit on the shareholders federal income tax return, subject to certain limitations and restrictions. Other taxes, such as transfer taxes, may be imposed on a fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

17. The fact that a fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks;

18. The risk that enterprises in which a fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of a fund's investment in that company. Restrictive or over regulation may therefore be a form of indirect nationalization;

19. The risk that businesses in emerging markets have only a very recent history of operating within a market-oriented economy. In general, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;

20. The fact that the Adviser or Subadviser, as applicable, may engage in hedging transactions in an attempt to hedge a fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of a fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a fund's performance even when the Adviser or Subadviser, as applicable, attempt to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses; and

21. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by a fund. As a non-fundamental policy, each fund will not invest more than 15% of its net assets in illiquid securities.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 15 of 40

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will segregate liquid securities in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these segregated assets declines, a fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                              PORTFOLIO TURNOVER

Each fund's Adviser or Subadviser, as applicable, buys and sells securities for the fund to accomplish the fund's investment objective. A fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. A fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the fund is known as "portfolio turnover."

None of the funds intend to use short-term trading as a primary means of achieving its investment objectives. However, the rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser or Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Federal Income Tax").

For the fiscal periods shown below, the funds' portfolio turnover rates were:

Eastern European Fund

               FISCAL PERIOD                         PORTFOLIO TURNOVER
    ------------------------------------          -------------------------
    Period ended October 31, 2007                           54%
    Period ended October 31, 2006                           68%
    Period ended October 31, 2005                           95%

    Global Emerging Markets Fund

              FISCAL PERIOD                         PORTFOLIO TURNOVER
    -----------------------------------          --------------------------
    Period ended October 31, 2007                          125%
    Period ended October 31, 2006                          136%
    Period ended October 31, 2005                           93%

    Holmes Growth Fund

               FISCAL PERIOD                         PORTFOLIO TURNOVER
    ------------------------------------          -------------------------
    Period ended October 31, 2007                            98%
    Period ended October 31, 2006                           290%
    Period ended October 31, 2005                           268%

The fund experienced a much lower portfolio turnover rate in 2007 due to the fund's modified internal stock selection model which deemphasized the quarter-to-quarter changes in earnings and revenue growth and put emphasis on longer term trend growth, allowing the fund to take a longer-term view of holdings.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 16 of 40

Global MegaTrends Fund

               FISCAL PERIOD                            PORTFOLIO TURNOVER
    -------------------------------------         -------------------------
    Period ended October 31, 2007                            65%
    Period ended October 31, 2006                            75%
    Period ended October 31, 2005                            54%

                     PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holdings. The Trust publicly discloses holdings of the funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust's custodian, fund accountants, investment adviser and subadvisers, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust or its duly authorized service providers may distribute certain fund information such as top ten holdings, and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the funds' website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information.

The Adviser or Subadviser of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the funds or identify fund position sizes.

For press interviews in the media that result in immediate public dissemination of information, portfolio managers and other senior officers or spokespersons of the funds may disclose or confirm the ownership of any individual portfolio holding position. Once the portfolio holding is disclosed in an interview over such media, that holding will be deemed to be previously publicly disclosed in accordance with these disclosure policies.

The board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Trust's Chief Compliance Officer. The board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the board.




--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 17 of 40

                            MANAGEMENT OF THE TRUST

The Trust's board of trustees manages the business affairs of the Trust. The trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the trustees to serve as audit committee members. The trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

----------------------------------------------------------------------------------------------------------------------
                                               NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                        TERM OF                                   NUMBER OF
                                        OFFICE                                    PORTFOLIOS
                       POSITIONS          AND                                      IN FUND               OTHER
       NAME               HELD          LENGTH             PRINCIPAL               COMPLEX           DIRECTORSHIPS
      (AGE)               WITH          OF TIME          OCCUPATION(S)             OVERSEEN             HELD BY
    ADDRESS(1)           TRUST        SERVED (2)      DURING PAST 5 YEARS         BY TRUSTEE            TRUSTEE
----------------------------------------------------------------------------------------------------------------------
J. Michael Belz       Trustee         1998 to       President and Chief         Thirteen          Broadway National
(54)                                  Present       Executive Officer of                          Bank
                                                    Catholic Life Insurance
                                                    since 1984.
----------------------------------------------------------------------------------------------------------------------
Richard E. Hughs      Trustee         1994 to       Retired. School of          Four              None
(72)                                  Present       Business, State
                                                    University of New York
                                                    at Albany: Professor
                                                    Emeritus from September
                                                    2001 to 2006; Professor
                                                    from 1990 to 2001;
                                                    Director of MBA program
                                                    from 1996 to 2001.
----------------------------------------------------------------------------------------------------------------------
Clark R. Mandigo      Trustee         1993 to       Restaurant operator,        Thirteen          None
(64)                                  present       business consultant
                                                    since 1991.

----------------------------------------------------------------------------------------------------------------------

(1) Address, unless otherwise noted, is 7900 Callaghan Road, San Antonio, TX 78229.

(2) Each elected or appointed trustee shall serve for six years or until termination of the Trust or the trustee's death, resignation or removal, whichever occurs first. A trustee may be elected or appointed for additional terms. Under the Trust's current retirement policy, an Independent trustee will not be renominated for election by shareholders in the calendar year of the trustee's seventy-sixth birthday. If the Trust does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her seventy-sixth birthday.


--------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------
                                      TERM OF                                   NUMBER OF
                                      OFFICE                                    PORTFOLIOS
                     POSITIONS          AND                                      IN FUND               OTHER
     NAME               HELD          LENGTH             PRINCIPAL               COMPLEX           DIRECTORSHIPS
    (AGE)               WITH          OF TIME          OCCUPATION(S)             OVERSEEN             HELD BY
  ADDRESS(1)           TRUST        SERVED (2)      DURING PAST 5 YEARS         BY TRUSTEE            TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Frank E. Holmes      Trustee,       1989 to      Director, Chief Executive    Thirteen        Director of 71316
(53)                 Chief          Present      Officer and Chief                            Ontario, Inc. since
                     Executive                   Investment Officer of the                    April 1987 and of
                     Officer,                    Adviser. Since October                       F. E. Holmes
                     President,                  1989, Mr. Holmes has                         Organization, Inc.
                     Chief                       served and continues to                      since July 1978.
                     Envestment                  serve in various                             Chairman of the
                     Officer                     positions with the                           Board of Directors
                                                 Adviser, its                                 of Endeavor Mining
                                                 subsidiaries, and the                        Capital Corp. since
                                                 investment companies it                      November 2005.
                                                 sponsors.
--------------------------------------------------------------------------------------------------------------------

(1) Address, unless otherwise noted, is 7900 Callaghan Road, San Antonio, TX 78229.
(2) Mr. Holmes is an "interested person" of the Trust by virtue of his position with U.S. Global Investors, Inc.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 18 of 40

--------------------------------------------------------------------------------------------------------------------


                                   OFFICERS
--------------------------------------------------------------------------------------------------------------------
                                               TERM OF
                                               OFFICE
                          POSITIONS              AND
     NAME                   HELD               LENGTH                              PRINCIPAL
    (AGE)                   WITH               OF TIME                           OCCUPATION(S)
  ADDRESS(1)                TRUST             SERVED (2)                       DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Susan B. McGee (48)    Executive Vice          1997 to         President and General Counsel of the Adviser. Since
                       President,              Present         September 1992, Ms. McGee has served and continues
                       Secretary, General                      to serve in various positions with the Adviser, its
                       Counsel                                 subsidiaries, and the investment companies it
                                                               sponsors.
--------------------------------------------------------------------------------------------------------------------
James L. Love, Jr.     Chief Compliance        September       Chief Compliance Officer of Adviser and the Trust
(38)                   Officer                 2007 to         since September 2007, Executive Director Executive
                                               Present         Attorney from January 2003 to September 2007,
                                                               Senior Counsel May 2002 to January 2003 with USAA.
--------------------------------------------------------------------------------------------------------------------
Shannon F. Neill       Vice President,         June 2006       Chief Operating Officer of the Adviser since
(45)                   Shareholder Services    to present      September 2004. Mr. Neill serves as President of
                                                               various subsidiaries of the Adviser. Manager with
                                                               Accenture LLP from March 2003 to August 2004. Chief
                                                               Financial Officer of Cut Craft, Inc., from April
                                                               1995 to March 2003.
--------------------------------------------------------------------------------------------------------------------
T. Kelly Niland        Assistant Treasurer     June 2006 to    Director of Investment Operations since January
(46)                                           Present         2006. Fund Accounting Manager with AIM Investments
                                                               from June 1992 to January 2006.
--------------------------------------------------------------------------------------------------------------------
Catherine A.           Treasurer               2004 to         Chief Financial Officer of the Adviser since August
Rademacher (48)                                Present         2004. Controller of the Adviser from April 2004
                                                               until August 2004. Associate with Resources
                                                               Connection from July 2003 to February 2004.
                                                               Recruiting Manager with Robert Half International
                                                               from November 2002 to June 2003.
--------------------------------------------------------------------------------------------------------------------

(1)      Address, unless otherwise noted, is 7900 Callaghan Road, San Antonio, TX 78229

(2) Each officer holds office until his or her successor is duly elected and qualified.

The board of trustees has an audit committee and a nominating and governance committee. The audit committee is responsible for monitoring the funds' accounting policies, financial reporting and internal control system; monitoring the work of the funds' independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the board. The audit committee is made up of Messrs. Belz, Hughs, and Mandigo, all of whom are non-interested trustees of the Trust. The audit committee held six meetings during the fiscal period ended October 31, 2007.

The nominating and governance committee is primarily responsible for the identification and recommendation of individuals for board membership and for overseeing the administration of the Trust's Governance Guidelines. The members of the Nominating and Governance Committee are: Messrs. Belz, Hughs, and Mandigo, all of whom are non-interested trustees. The Nominating and Governance Committee has not held any meetings during the last fiscal year.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 19 of 40

                            OWNERSHIP OF THE FUNDS

As of December 31, 2007, each Trustee beneficially owned the amount of fund shares and shares in all funds overseen by the Trustee in the fund complex as indicated by the dollar range set forth below.

                                               OWNERSHIP OF THE FUNDS
--------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                            DOLLAR RANGE                     REGISTERED INVESTMENT
                                            OF EQUITY SECURITIES             COMPANIES OVERSEEN BY
                                            IN THE FUND HELD AS OF           TRUSTEE IN FAMILY OF
NON-INTERESTED TRUSTEES                     12/31/2007                       INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
J. Michael Belz                                                              $50,001-$100,000
   Eastern European Fund                    $10,001-$50,000
   Global Emerging Markets Fund             $10,001-$50,000
   Holmes Growth Fund                       $10,001-$50,000
   Global MegaTrends Fund                   $10,001-$50,000
Richard E. Hughs                                                             Over $100,000
   Eastern European Fund                    Over $100,000
   Global Emerging Markets Fund             $10,001-$50,000
   Holmes Growth Fund                       Over $100,000
   Global MegaTrends Fund                   $50,001-$100,000
Clark R. Mandigo                                                             Over $100,000
   Eastern European Fund                    $50,001-$100,000
   Global Emerging Markets Fund             $1-$10,000
   Holmes Growth Fund                       Over $100,000
   Global MegaTrends Fund                   $10,001-$50,000


None of the non-interested trustees, or their immediate family members, own any shares in the Adviser, U.S. Global Brokerage, Inc. or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or U.S. Global Brokerage, Inc.



--------------------------------------------------------------------------------------------------------------------
                                               OWNERSHIP OF THE FUNDS
--------------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                            DOLLAR RANGE                     REGISTERED INVESTMENT
                                            OF EQUITY SECURITIES             COMPANIES OVERSEEN BY
                                            IN THE FUND HELD AS OF           TRUSTEE IN FAMILY OF
INTERESTED TRUSTEE                          12/31/2007                       INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------------------
Frank E. Holmes                                                              Over $100,000
   Eastern European Fund                    None
   Global Emerging Markets Fund             None
   Holmes Growth Fund                       None
   Global MegaTrends Fund                   None

The following table provides information on compensation paid by the Trust to each of the Trustees and the Trust's Chief Compliance Officer for the fiscal year ended October 31, 2007. The U.S. Global fund complex does not provide any pension or retirement benefit for the trustees. As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 20 of 40

--------------------------------------------------------------------------------------------------------------------
                                                    COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                                               TOTAL COMPENSATION         TOTAL COMPENSATION
                                                               FROM U.S. GLOBAL           FROM U.S. GLOBAL
NAME AND POSITION                                              ACCOLADE FUNDS (1)         FUND COMPLEX (2)
--------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
J. Michael Belz, Trustee                                       $15,750                    $53,125
Richard E. Hughs, Trustee                                      $24,750                    $24,750
Clark R. Mandigo, Trustee                                      $15,750                    $56,500
INTERESTED TRUSTEE
Frank E. Holmes, Trustee, Chief Executive Officer, Chief       None                       None
Investment Officer, President
CHIEF COMPLIANCE OFFICER
Charles Lutter, Jr., Chief Compliance Officer (3)              $59,264                    $187,441
James L. Love, Jr., Chief Compliance Officer (4)               $14,428                    $46,177
--------------------------------------------------------------------------------------------------------------------

(1)      Includes compensation related to four fund portfolios.

(2) Total compensation paid by U.S. Global fund complex for fiscal period ended October 31, 2007. As of this date, there were thirteen funds in the complex. Messrs. Holmes, Belz, and Mandigo serve on the boards of all thirteen fund portfolios. Dr. Hughs serves on the board of four fund portfolios.

(3)      Effective September 24, 2007, Mr. Lutter resigned as Chief Compliance
         Officer

(4)      Effective September 24, 2007, Mr. Love was appointed Chief Compliance
         Officer.


                                CODE OF ETHICS

The Trust, the Adviser, the Subadviser, and the distributor have each adopted a Code of Ethics (Code) in accordance with Rule 17j-1 under the 1940 Act. The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

                             PROXY VOTING POLICIES

The board of trustees of the Trust determined that it is in the best interest of the Trust to hire Institutional Shareholder Services (ISS) as proxy voting agent and to provide vote disclosure services for the funds. Pursuant to the board's direction, ISS, a proxy voting and consulting firm, will receive proxy-voting statements, provide information and research, make proxy vote recommendations, vote the proxies and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS 2008 U.S. Proxy Voting Guidelines
                                      -------------------------------------
Summary, attached hereto as Appendix A and ISS 2008 International Proxy Voting
-------                                             --------------------------
Guidelines Summary, attached hereto as Appendix B. The board also directed the
------------------
Adviser and Subadviser to monitor proxy-voting issues and provide any recommendations to the Board on any particular proxy vote consistent with their investment management and fiduciary duties. The board may, on its own or based upon a recommendation of the Adviser or Subadviser, vote contrary to the ISS recommendation, if it determines it would be in the best interest of a fund to do so.

VOTING PROCEDURES

Upon receipt of proxy statements on behalf of the Trust, ISS will notify the Investment Operations Department of the Adviser of the voting deadlines and provide a summary of its vote recommendations and rationale for each


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 21 of 40
proxy. The Investment Operations Department will forward to the Subadviser
ISS's vote recommendation for a fund for the Subadviser to monitor.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2007 is available on the fund's website at www.usfunds.com and on the SEC's website at http://www.sec.gov.

                        PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2008, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each fund. The funds are aware of the following entities and persons who owned of record, or beneficially, more than 5% of the outstanding shares of a fund at February 1, 2008:

-------------------------------------------------------------------------------------------------------------------------
            FUND                                   SHAREHOLDERS                        PERCENTAGE        TYPE OF
                                                                                         OWNED          OWNERSHIP
Eastern European Fund           Customers of Charles Schwab & Company, Inc. (1)          36.61%          Record
                                Customers of National Financial Services Corp. (2)       28.18%          Record
                                Customers of Ameritrade Inc. (3)                          6.80%          Record
Global Emerging Markets Fund    Customers of Charles Schwab & Company, Inc. (1)          16.44%          Record
                                Customers of National Financial Services Corp. (2)       18.41%          Record
                                Customers of Ameritrade Inc. (3)                          5.36%          Record
Holmes Growth Fund              Customers of Charles Schwab & Company, Inc. (1)           6.50%          Record
                                Customers of National Financial Services Corp. (2)        5.14%          Record
Global MegaTrends Fund          Customers of Charles Schwab & Company, Inc. (1)          12.84%          Record
                                Customers of National Financial Services Corp. (2)        9.78%          Record

-------------------------------------------------------------------------------------------------------------------------

(1) Charles Schwab & Co., Inc., a broker/dealer located at 101 Montgomery Street, San Francisco, CA 94104-4122, has advised that no individual clients owns more than 5% of the fund.

(2) National Financial Services Corp., a broker/dealer located at Church Street Station, New York, NY 10008-3908, has advised that no individual client owns more than 5% of the fund.

(3) Ameritrade, Inc., a broker/dealer who's address is P.O. Box 2226 Omaha, NE 68103-2226, has advised that no individual client owns more than 5% of the fund.


                    INVESTMENT ADVISORY AND OTHER SERVICES

The funds' investment adviser is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, as amended from time to time. Frank E. Holmes, Chief Executive Officer, Chief Investment Officer, and a Director of the Adviser, as well as a Trustee, Chief Executive Officer, President, and Chief Investment Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the funds' prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 22 of 40

MANAGEMENT FEES

For the last three fiscal years ended October 31, the funds paid the Adviser the following management fees (net of expenses paid by the Adviser or voluntary and contractual fee waivers):

-----------------------------------------------------------------------------------------------
           FUND                                2005                  2006             2007
-----------------------------------------------------------------------------------------------
Eastern European Fund                       $7,681,196           $17,019,935**     $17,816,543
Global Emerging Markets Fund                $        0*          $    87,692**     $   396,485
Holmes Growth Fund                          $  674,846           $   664,825       $   630,258
Global MegaTrends Fund                      $  139,076           $   166,549       $   163,258

*The Global Emerging Markets Fund commenced operations on February 24, 2005. ** Does not include the effect of rebates by the Subadviser of $103,369 and $4,945 to the Eastern European Fund and Global Emerging Markets Fund, respectively, representing the portion of the management fees paid to the Subadviser by closed-end investment companies in which the funds had invested and the Subadviser had provided advisory services.

For the services of the Adviser, the funds pay the following management fees:

-------------------------------------------------------------------------------------------------
           FUND                                       ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------------------------
Eastern European Fund                                                                  1.25
Global Emerging Markets Fund                                                          1.375
Holmes Growth Fund                                                                     1.00
Global MegaTrends Fund                                                                 1.00

The fee is based on average net assets. Fees are accrued daily and paid monthly. The Adviser has contractually limited total fund operating expenses (exclusive of acquired fund fees and expenses) for the Global Emerging Markets Fund not to exceed 2.50% for the fund on an annualized basis through February 28, 2009, and until such later date as the Adviser determines.

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

The Trust and the Adviser, in connection with the Eastern European Fund and Global Emerging Markets Fund, have entered into subadvisory agreements as discussed in the prospectus. The Adviser pays a subadvisory fee of .625% for the Eastern European Fund, and 0.75% (net of expense reimbursements and fee waivers) for the Global Emerging Markets Fund. A fund will not be responsible for the Subadviser's fee.

Prior to October 1, 2007, Leeb Capital Management, Inc. provided subadvisory services to the Global MegaTrends Fund. On October 1, 2007, the Adviser assumed management of the fund.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 23 of 40

For the last three fiscal years ended October 31, the Adviser paid the Subadvisers the following subadvisory fees (net of any participation in expense reimbursement and fee waivers):

 -------------------------------------------------------------------------------------------------------
           FUND                                                2005          2006            2007
 -------------------------------------------------------------------------------------------------------
 Eastern European Fund                                      $ 3,840,598  $  8,509,968    $  8,908,301
 Global Emerging Markets Fund                               $         0* $     47,832    $    216,264
 Global MegaTrends Fund                                     $    69,538  $     83,275    $     73,771

         * The Global Emerging Markets Fund commenced operations on February 24, 2005.

The Advisory Agreement was approved by the board of trustees of the Trust (including a majority of the "disinterested Trustees") with respect to each fund and was approved by shareholders of the fund at the initial meeting of shareholders. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940 (Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

In addition to advising client accounts, the Adviser for the Holmes Growth Fund and Global Emerging Markets Fund and the Subadviser for the Eastern European Fund and Global Emerging Markets Fund may invest in securities for their own accounts. The Adviser and Subadviser have adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser and Subadvisers are different from those of their clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser invests in start-up companies in the natural resources or technology fields.

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser, is the principal underwriter and exclusive agent for distribution of the funds' shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the funds' shares, which are offered on a continuous basis.

U.S. Global Brokerage markets the funds and distributes the funds' shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners, and other financial representatives for the sale of the funds' shares. Following such sales, the funds will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the prospectus and/or herein with respect to the funds' shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the funds of the Trust, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the funds' shares; (ii) in connection with the registration and qualification of the funds' shares for sale in states in which the board of trustees shall determine it advisable to qualify such shares for sale;
(iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the funds' shares in their capacity as such; and
(iv) of preparing, setting in type, printing and mailing prospectuses, SAIs, and any supplements thereto, sent to existing holders of the funds' shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing prospectuses, SAIs and reports prepared for its use in connection with the offering of the funds' shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Conduct of the


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 24 of 40

NASD, if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and (ii) amounts payable under the Distribution Plan exceeds 0.25% of the funds' average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of each fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the funds to pay United Shareholder Services, Inc. (USSI), 7900 Callaghan Road, San Antonio, Texas 78229, an annual fee of $10,000 per fund and $15.00 per account (1/12 of $15.00 monthly). In addition, the funds will bear transaction-related expenses, other miscellaneous expenses and out-of-pocket expenses. In connection with obtaining and/or providing administrative services to the beneficial owners of fund shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the funds pay to USSI a monthly fee equal to one-twelfth (1/12) of 20.0 basis points (.0020) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding fund shares at the institution. These fees, in lieu of the annual fee of $15.00 per account plus other expenses, are paid to such institutions by USSI for their services. In addition, the funds bear certain other transfer agent expenses such as the costs of record retention and postage, Internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as dividend-paying agent for the funds.

For the fiscal years ended October 31, 2007, 2006 and 2005, the funds paid the following for transfer agency fees and expenses:

         -----------------------------------------------------------------------------------------------------------------
                       FUND                                                         2005**         2006**        2007**
         -----------------------------------------------------------------------------------------------------------------
         Eastern European Fund                                                    $ 830,175    $  1,874,094  $ 1,986,175
         Global Emerging Markets Fund                                             $       0*   $     53,633  $    95,664
         Holmes Growth Fund                                                       $ 144,475    $    119,670  $   117,656
         Global MegaTrends Fund                                                   $  27,262    $     31,730  $    42,746

  * The Global Emerging Markets Fund commenced operations on February 24, 2005 and all fees were waived for 2005.

  ** The transfer agency fees and expenses through March 2007 were paid in accordance with a previous agreement with USSI.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, an independent service provider, provided the fund with bookkeeping, accounting and custody services and determines the daily net asset value.

For the last three fiscal years ended October 31, 2007, the funds paid Brown Brothers Harriman & Co. the following amounts for bookkeeping and accounting:

         ---------------------------------------------------------------------------------------------------------------
                       FUND                                                         2005          2006           2007
         ---------------------------------------------------------------------------------------------------------------
         Eastern European Fund                                                    $ 351,533     $ 623,119     $ 635,588
         Global Emerging Markets Fund                                             $  22,400*    $  49,075     $  57,344
         Holmes Growth Fund                                                       $  45,500     $  52,689     $  48,788
         Global MegaTrends Fund                                                   $  34,303     $  27,984     $  25,967

* The Global Emerging Markets Fund commenced operations on February 24, 2005.


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 25 of 40

The fees paid to Brown Brothers Harriman & Co. are inclusive of administration services fees.

Prior to the April 1, 2007, revision of the Transfer Agent Agreement in which USSI assumed mailing services provided to the funds, A&B Mailers, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provided the Trust with certain mail handling services. For the fiscal period ended October 31, 2007, the funds paid A&B Mailers, Inc. $7,394 for mail handling services (exclusive of postage reimbursement).

                   PORTFOLIO MANAGERS AND PORTFOLIO HOLDINGS

EASTERN EUROPEAN FUND
---------------------

COMPENSATION FOR ALL PORTFOLIO MANAGERS. Compensation for the portfolio managers as of October 31, 2007, consists of the following:

BASE SALARY. Each portfolio manager is paid by the Subadviser a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

PERFORMANCE FEES/BONUS. The portfolio managers are provided benefits packages including performance fees/bonus. The bonus is discretionary and is linked to various factors, including the profitability of the group as a whole, the performance of funds managed by the particular manager, the performance of stock ideas generated by that manager and a subjective assessment of the manager's contribution to the overall success of the group.

                                          PORTFOLIO MANAGER: ANDREW WILES

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         1             $1,584,113,213          0                             $0
---------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              10            $1,803,000,000          10                $1,803,000,000
---------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                             $0
---------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES

      ------------------------------------------------------------------------------------------------------
                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      NAME OF FUND                    HELD AS OF 10/31/2007
      ------------------------------------------------------------------------------------------------------
      Eastern European Fund           0
      ------------------------------------------------------------------------------------------------------


                                          PORTFOLIO MANAGER: STEFAN BOTTCHER

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         2             $1,643,559,187          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              15            $2,925,000,000          15                 $2,925,000,000
----------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 26 of 40

OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

      ------------------------------------------------------------------------------------------------------
      NAME OF FUND                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      ------------------------------------------------------------------------------------------------------
      Eastern European Fund           None
      ------------------------------------------------------------------------------------------------------


                                          PORTFOLIO MANAGER: JULIAN MAYO

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         2             $1,643,559,187          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

      ------------------------------------------------------------------------------------------------------
      NAME OF FUND                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      ------------------------------------------------------------------------------------------------------
      Eastern European Fund           None
      ------------------------------------------------------------------------------------------------------


Charlemagne Capital (IOM) Limited (CCIOM) provides investment advisory services to multiple investment funds including investment companies. CCIOM recognizes that in its performance of investment advisory activities for multiple clients that there are inherent conflicts of interest.

CCIOM has identified that conflicts of interest may exist with respect to managing multiple clients where CCIOM is paid a performance fee or higher fee for its services by a client. The payment of a higher fee may create an incentive for the portfolio manager to give the client preferential treatment. CCIOM has adopted an allocation and aggregation policy designed to address this potential conflict. The policy provides that the portfolio manager must allocate investments fairly, and that customer orders must be allocated in full before any proprietary orders are filled.

GLOBAL EMERGING MARKETS FUND
----------------------------

COMPENSATION FOR PORTFOLIO MANAGER. Compensation for the portfolio managers as of October 31, 2007, consists of the following:

BASE SALARY. Each portfolio manager is paid by the Subadviser a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

PERFORMANCE FEES/BONUS. The portfolio managers are provided benefits packages including performance fees/bonus. The bonus is discretionary and is linked to various factors, including the profitability of the group as a whole, the performance of funds managed by the manager, the performance of stock ideas generated by the manager and a subjective assessment of the manager's contribution to the overall success of the group.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 27 of 40

                                       PORTFOLIO MANAGER: STEFAN BOTTCHER

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         2             $1,643,559,187          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              15            $2,925,000,000          15                 $2,925,000,000
----------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

      -------------------------------------------------------------------------------------------------------
      NAME OF FUND                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      -------------------------------------------------------------------------------------------------------
      Global Emerging Markets Fund              None
      -------------------------------------------------------------------------------------------------------




                                          PORTFOLIO MANAGER: JULIAN MAYO

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         2             $1,643,559,187          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES

      ------------------------------------------------------------------------------------------------------
      NAME OF FUND                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      ------------------------------------------------------------------------------------------------------
      Global Emerging Markets Fund    None
      ------------------------------------------------------------------------------------------------------


Charlemagne Capital (IOM) Limited (CCIOM) provides investment advisory services to multiple investment funds including investment companies. CCIOM recognizes that in its performance of investment activities for multiple clients that there are inherent conflicts of interest.

CCIOM has identified that conflicts of interest may exist with respect to managing multiple clients where CCIOM is paid a performance fee or higher fee for its services by a client. The payment of a higher fee may create an incentive for the portfolio manager to give the client preferential treatment. CCIOM has adopted an allocation and aggregation policy designed to address this potential conflict. The policy provides that the portfolio manager must allocate investments fairly, and that customer orders must be allocated in full before any proprietary orders are filled.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 28 of 40

HOLMES GROWTH FUND
------------------

COMPENSATION FOR ALL PORTFOLIO MANAGERS. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers as of October 31, 2007, consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

MONTHLY AND QUARTERLY BONUS. The bonus is primarily driven by asset growth and performance of the fund. A bonus is awarded only if the fund performance is within certain percentiles of the fund's Lipper Mid Cap Growth peer group or is awarded certain rankings by third-party ranking services.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.

Frank Holmes receives the above compensation package and in addition receives an annual bonus based upon the Adviser's operational earnings, an annual bonus based upon the performance of the Adviser's own account, and a quarterly or annual performance fee bonus for the management of four offshore accounts.

                                       PORTFOLIO MANAGER: FRANK E. HOLMES

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         13            $5,619,901,449          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              4               $353,763,732          4                    $353,763,732
----------------------------------------------------------------------------------------------------------------
Other accounts                          1                 $8,962,806          1                      $8,962,806
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

      --------------------------------------------------------------------------------------------------------
      NAME OF FUND                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      --------------------------------------------------------------------------------------------------------
      Holmes Growth Fund                            none
      --------------------------------------------------------------------------------------------------------

                                       PORTFOLIO MANAGER: JOHN DERRICK

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         7               $717,716,031          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 29 of 40

OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

      --------------------------------------------------------------------------------------------------------
      NAME OF FUND                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      --------------------------------------------------------------------------------------------------------
      Holmes Growth Fund                            $100,001-$500,000
      --------------------------------------------------------------------------------------------------------

                                       PORTFOLIO MANAGER: ROMEO DATOR

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
  Registered investment companies       4               $283,665,640          0                              $0
----------------------------------------------------------------------------------------------------------------
    Pooled investment vehicles          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------
          Other accounts                0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------------------------------
NAME OF FUND                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
--------------------------------------------------------------------------------------------------------
Holmes Growth Fund                        $10,001-$50,000
--------------------------------------------------------------------------------------------------------

The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management fee of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation and aggregation procedures designed to address this potential conflict.

GLOBAL MEGATRENDS FUND
----------------------

COMPENSATION FOR ALL PORTFOLIO MANAGERS. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers as of October 31, 2007, consists of the following:

BASE SALARY. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

MONTHLY AND QUARTERLY BONUS. The bonus is primarily driven by asset growth and performance of the fund. A bonus is awarded only if the fund performance is within certain percentiles of the fund's Lipper Mid Cap Growth peer group or is awarded certain rankings by third-party ranking services.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.

Frank Holmes receives the above compensation package and in addition receives an annual bonus based upon the Adviser's operational earnings, an annual bonus based upon the performance of the Adviser's own account, and a quarterly or annual performance fee bonus for the management of four offshore accounts.



--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 30 of 40

                                       PORTFOLIO MANAGER: FRANK E. HOLMES

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         13            $5,619,901,449          13                             $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              4               $353,763,732          4                    $353,763,732
----------------------------------------------------------------------------------------------------------------
Other accounts                          1                 $8,962,806          1                      $8,962,806
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

      --------------------------------------------------------------------------------------------------------
      NAME OF FUND                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      --------------------------------------------------------------------------------------------------------
      Global MegaTrends Fund                        None
      --------------------------------------------------------------------------------------------------------



                                       PORTFOLIO MANAGER: JOHN DERRICK

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         7               $717,716,031          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

      --------------------------------------------------------------------------------------------------------
       NAME OF FUND                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
      --------------------------------------------------------------------------------------------------------
      Global MegaTrends Fund                        None
      --------------------------------------------------------------------------------------------------------


                                       PORTFOLIO MANAGER: ROMEO DATOR

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         4               $283,665,640          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------------------------------
NAME OF FUND                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
--------------------------------------------------------------------------------------------------------
Global MegaTrends Fund                    None
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 31 of 40

                                       PORTFOLIO MANAGER: JACK DZIERWA

OTHER MANAGED ACCOUNTS AS OF OCTOBER 31, 2007

---------------------------------------------------------------------------------------------------------------
                                      NUMBER                              NUMBER OF             TOTAL ASSETS OF
                                        OF                              PERFORMANCE FEE         PERFORMANCE FEE
          TYPE OF ACCOUNT            ACCOUNTS          TOTAL ASSETS        ACCOUNTS                ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Registered investment companies         1                $17,723,207          0                              $0
----------------------------------------------------------------------------------------------------------------
Pooled investment vehicles              0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------
Other accounts                          0                         $0          0                              $0
----------------------------------------------------------------------------------------------------------------


OWNERSHIP OF SECURITIES AS OF OCTOBER 31, 2007

--------------------------------------------------------------------------------------------------------
NAME OF FUND                              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
--------------------------------------------------------------------------------------------------------
Global MegaTrends Fund                    None
--------------------------------------------------------------------------------------------------------

The Adviser manages four other accounts that pay a performance-based fee which could result in a higher fee than the management fee of the fund. The payment of a higher fee may create an incentive to give preferential treatment to the performance fee accounts. The Adviser has adopted trade allocation and aggregation procedures designed to address this potential conflict.

                               DISTRIBUTION PLAN

The funds have adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the funds to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, and includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the funds, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto and fees paid to financial service firms related to the distribution of fund shares. Pursuant to the Distribution Plan, the funds reimburse the Adviser for certain sales related compensation bonuses paid by the Adviser to its employees for sales of fund shares. The Adviser pays a higher bonus to its employees for sales of the Holmes Growth Fund and the Global MegaTrends Fund.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of a fund's net assets on an annual basis. For the period ended October 31, 2007, the Eastern European Fund, Global Emerging Markets Fund, Holmes Growth Fund, and Global MegaTrends Fund incurred a total of $2,956,795, $99,101, $79,133, and $40,519, respectively, in distribution (12b-1) fees. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the funds with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods, so long as the 0.25% limitation is never exceeded.

Expenses in connection with the Distribution Plan paid in the fiscal period ended October 31, 2007, are set forth in the table below.

--------------------------------------------------------------------------------------------------------------------
                           ADVERTISING PROSPECTUS                COMPENSATION    TRAVEL AND  POSTAGE   COMPENSATION
                               &       PRINTING &  DISTRIBUTION       TO          PROMOTION     &        TO SALES
     NAME OF FUND          LITERATURE   MAILING       FEES      BROKER/DEALERS    EXPENSES   MAILING    PERSONNEL
--------------------------------------------------------------------------------------------------------------------
Eastern European Fund       $46,570     $13,055      $6,000      $2,688,631       $19,246    $1,511     $112,391
--------------------------------------------------------------------------------------------------------------------
Global Emerging Markets
   Fund                     $48,843     $1,304         $0          $45,425        $18,642    $2,073      $9,648
--------------------------------------------------------------------------------------------------------------------
Holmes Growth Fund          $32,577     $2,677       $6,000        $17,601        $17,454     $267       $1,553
--------------------------------------------------------------------------------------------------------------------
Global MegaTrends Fund      $30,617     $2,327         $0          $3,770         $15,792     $240        $282
--------------------------------------------------------------------------------------------------------------------

The amount of unreimbursed expenses incurred under the Distribution Plan which will be carried to future years and the related percentages of net assets as of October 31, 2007, is $0 (0%), $104,547 (0.175%), $0 (0%) and $33,711
(0.190%), for Eastern European, Global Emerging Markets, Holmes Growth, and Global MegaTrends Funds,


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 32 of 40
respectively. The funds are not legally obligated to pay any reimbursed expenses if the Distribution Plan is terminated or not renewed.

U.S. Global Brokerage, Inc., the principal underwriter for distribution of the funds' shares, and its affiliated persons, including Frank Holmes, a trustee of the Trust, have a direct or indirect financial interest in the operation of the funds' Distribution Plan and related Distribution Agreement.

Expenses that the funds incur pursuant to the Distribution Plan are reviewed quarterly by the board of trustees. The Distribution Plan is reviewed annually by the board of trustees as a whole, and the trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan, the board of trustees, as a whole, and the qualified trustees determine whether, in their reasonable business judgment and considering their fiduciary duties, there is a reasonable likelihood that the Distribution Plan will benefit the funds and their shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the qualified trustees, or by a majority vote of the outstanding voting securities of the fund.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the funds and the placing of the funds' securities transactions and negotiation of commission rates, where applicable, are made by Charlemagne Capital (IOM) Limited for the Eastern European Fund and the Global Emerging Markets Fund, and by the Adviser for the Global MegaTrends Fund and the Holmes Growth Fund and are subject to review by the board of trustees. In the purchase and sale of portfolio securities, the Adviser or Subadviser seeks best execution for a fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser and Subadviser generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

For the fiscal years shown below, the funds paid brokerage fees as follows:

                                                                             2005          2006            2007
Eastern European Fund                                                    $  3,889,222  $  3,365,731    $  2,912,357
Global Emerging Markets Fund                                             $     93,347* $    214,987    $    215,849
Holmes Growth Fund                                                       $    545,473  $    578,760    $    194,642
Global MegaTrends Fund                                                   $     18,304  $     22,744    $     21,547

*The Global Emerging Markets Fund commenced operations on February 24, 2005.

In executing portfolio transactions and selecting brokers or dealers, the Adviser and the Subadviser seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the advisory and sub-advisory agreements, the Adviser and Subadviser are permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Adviser and Subadviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. The advisory fee of the Adviser would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker dealers through or with whom a fund places portfolio transactions, the Adviser or a Subadviser may be relieved of expenses, which they might otherwise bear. Research services and products may be useful to the Adviser and Subadviser in providing investment advice to other clients they advise. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

During the year ended October 31, 2007, the following brokerage commissions were paid to brokers or dealers for providing research services to the Adviser or Subadviser:


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 33 of 40

                                                                        PRINCIPAL
                                                     COMMISSIONS          VALUE
Eastern European Fund                                $        0      $             0
Global Emerging Markets Fund                         $        0      $             0
Holmes Growth Fund                                   $    5,592      $     1,636,231
Global MegaTrends Fund                               $    1,250      $     1,079,728
                                                     ----------      ---------------
Total                                                $    6,842      $     2,715,959

The Adviser or Subadviser (as applicable) for the Eastern European Fund, Global Emerging Markets Fund, Global MegaTrends Fund, and Holmes Growth Fund execute most of the funds' transactions through a small group of broker-dealers selected for their ability to provide brokerage and research services. The Adviser or Subadviser may occasionally purchase securities that are not listed on a national securities exchange, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Subadviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser or Subadviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

Research services include securities and economic analysis, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the funds and the Adviser or Subadviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the funds effect securities transactions may be used by the Adviser or Subadviser in servicing all of its accounts and not all such services may be used by the Adviser or Subadviser in connection with the funds.

OTHER PRACTICES - TRADE AGGREGATION AND ALLOCATION PROCEDURES. The Adviser for the Homes Growth Fund and Global MegaTrends Fund has adopted Trade Aggregation and Allocation Procedures (Procedures) under which the Adviser may aggregate client (including the Funds) purchase or sale orders and may also aggregate orders for the Adviser's own account to achieve more efficient execution, lower per share brokerage costs, and, in the aggregate, better prices. The Adviser's Procedures are designed to ensure that each of the Adviser's clients is treated in a fair and equitable manner over time by not intentionally favoring one client over another. Among other things, the Procedures require the Adviser to: (i) aggregate client orders only when consistent with the Adviser's duty of best execution and with the client's investment objectives, account guidelines and other objective criteria, (ii) specify in advance the client accounts that will participate in the aggregated transaction, (iii) specify the relevant allocation method with respect to the aggregated order, and (iv) allocate on a pro rata basis the price and per share commission and transaction costs to each client participating in the aggregated transaction. The Adviser does not receive additional compensation or remuneration solely as a result of a trade aggregation or allocation. Trades will be aggregated when in the best interest of and overall fairness to each client. The Procedures also provide that the Adviser will monitor to ensure that no client is disadvantaged as a result of aggregated transactions over time.

Investments in private placements of limited size are not subject to the aggregation policy described above, and priority may be given to accounts managed by the investment personnel generating the investment idea pursuant the Procedures. However, the Procedures are designed to monitor allocations of limited investment opportunities to ensure that such opportunities are allocated in a fair and equitable manner over time. In addition, the Funds' ability to participate in certain private placements could be limited as a result of direct or indirect relationships of the Adviser or its principals with other clients or potential portfolio companies.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

The following information supplements the discussion of how to buy fund shares as discussed in the funds' prospectus.

Shares of the funds are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by adding the value of the funds' investments, cash and other assets, deducting


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 34 of 40
liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the funds are described in the prospectus. In addition, shares of the funds may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the funds and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of a fund. On any such "in kind" purchase of shares of a fund, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid;

2. Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, NASDAQ - AMEX;

4. Any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6.       The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the funds using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the funds are valued. See the section titled Net Asset Value in the prospectus. The number of shares of the funds, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer costs or taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.

ADDITIONAL INFORMATION ON REDEMPTIONS

The following information supplements the discussion of how to redeem fund shares as discussed in the funds' prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may not suspend redemption privileges, or postpone the date of payment for more than seven days after the redemption order is received, except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (SEC); (2) when an emergency exists, as defined by the SEC, that makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the funds in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the funds during any 90-day period for any one shareholder. Any shareholder of the funds receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the funds. Redemptions in kind are taxable for federal income tax purposes in the same manner as when sales proceeds are paid in cash.


--------------------------------------------------------------------------------
Statement of Additional Information - U.S. Global Accolade Funds
Page 35 of 40

                             FEDERAL INCOME TAXES

TAXATION OF THE FUNDS - IN GENERAL. Each fund has elected to qualify and intends to continue to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, a fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders if the fund distributes each taxable year at least the sum of (i) 90% of a fund's investment company taxable income (which includes, among other items, dividends, taxable interest, the excess of any net short-term capital gain over net long-term capital loss, certain net foreign exchange gains, and other taxable income, other than any net long-term capital gain, less certain deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of a fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). Each fund intends to distribute substantially all of such income each year. A fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

To qualify as a regulated investment company, a fund must also, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (90% test); and (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary income for the calendar year; (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS. Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. At October 31, 2007, the Eastern European Fund, Global Emerging Markets Fund and Global MegaTrends Fund had no capital loss carryovers, and the Holmes Growth Fund had $25,332,928 in capital loss carryovers expiring in fiscal year 2009 and 2010.

A fund's transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gain and loss realized by the fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the fund, defer the fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions and, when available, may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company. Moreover, in order for a fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, the fund may be limited in the extent to which it may pursue certain investment practices.

If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.


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A fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the fund elects to include the market discount in income as it accrues.

A fund's investment in lower-rated or unrated debt securities may present issues for the fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Options on certain broad-based stock indices are generally treated under the Internal Revenue Code as "Section 1256 contracts." Section 1256 contracts held by a fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of the resulting gain or loss is treated as long-term capital gain or loss and the remainder is treated as short-term capital gain or loss (60/40 gain or loss). Any gain or loss arising from actual sales of Section 1256 contracts will also be treated as 60/40 gain or loss. Certain other options, futures contracts and options on futures contracts utilized by a fund may also be Section 1256 contracts.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. federal income tax purposes and that fund does not elect alternative tax treatment, that fund may be subject to U.S. federal income tax on part of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. Rather than being taxed on passive foreign investment company income as discussed above, a fund may be eligible to elect alternative tax treatment. If the fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the fund generally would be required to include its share of the passive foreign investment company's ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

In addition, another election may be available that would involve marking-to-market the fund's shares in a passive foreign investment company at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized. If this election is available and is made, federal income tax at the fund level under the passive foreign investment company rules would generally be eliminated, but the fund could, in limited circumstances, incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit its options with respect to shares in a passive foreign investment company.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to as "Section 988 gains or losses," may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges may also be treated as Section 988 gains or losses.

The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under a notice issued by the Internal Revenue Service, a portion of a fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Internal Revenue Code as an "excess inclusion") will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated


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investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

TAXATION OF THE SHAREHOLDER. Shareholders will be subject to Federal income taxes on distributions made by a fund, whether received in cash or additional shares of the fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than "qualified dividend income," if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2011, distributions of "qualified dividend income," as such term is defined in section 1(h) (11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a fund to its noncorporate shareholders generally will be taxed at the Federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum Federal income tax rate of 15%, without regard to how long a shareholder has held shares of the fund. Unless extended by future legislation, the 15% Federal income tax rate on net capital gain will expire for taxable years beginning after 2010 and will be replaced by a maximum Federal income tax rate on net capital gains of 20%. Corporate shareholders are taxed on net capital gain at the same Federal income tax rates applicable to ordinary income. Dividends paid by a fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by a fund are not eligible for the dividends received deduction when distributed to the fund's corporate shareholders.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a fund's shareholders to be treated as qualified dividend income, the fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of stock of a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and paid to shareholders of record in such a month, will be deemed to have been received on December 31 if the fund pays the dividends during the following January.



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Distributions by a fund will result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a fund just before a distribution. The price of such shares purchased then includes the amount of any forthcoming distribution. Investors purchasing a fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of a fund should be aware that a redemption of shares (including any exchange into other funds.) is a taxable event and, accordingly, a capital gain or loss may be recognized. This gain or loss will generally be long-term if the shares were held for more than one year and short- term if they were held one year or less. If a shareholder of the fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain recognized. Any loss a shareholder realizes on a sale or exchange of shares of a fund will be disallowed if the shareholder acquires other shares of the fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the shares. In such case, the shareholder's tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use.

Each fund is required in certain circumstances to withhold federal income tax (backup withholding) at a current rate of 28% on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the fund's shares, paid to certain shareholders who do not furnish the fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.

FOREIGN TAXES. Income received by a fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If a fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file with the Internal Revenue Service, an election to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund;
(2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid; and (b) the portion of dividends that represents income derived from foreign countries.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest. In addition, certain holding period and other requirements must be satisfied at both the fund and shareholder levels to be eligible to claim a foreign tax credit.

The foregoing is only a general description of the foreign tax credit under current federal income tax law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about their particular federal, state and local tax consequences resulting from an investment in a fund.



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                 CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant, and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to subcustody arrangements separately approved by the Trust.



                   INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the funds' annual financial statements, review certain regulatory reports and the funds' federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Audit Committee of the Trust.

                                 TRUST COUNSEL

General Counsel to the Adviser also serves as General Counsel to the Trust. The Adviser was reimbursed for in-house legal and internal administration services pertaining to the Trust during the period ended October 31, 2007, in the amounts of $39,312, and $20,536, respectively.

                        COUNSEL TO INDEPENDENT TRUSTEES

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent trustees of the Trust.

                                  DISTRIBUTOR

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, is the exclusive agent for distribution of shares of the funds. The distributor is obligated to sell the shares of the funds on a best-efforts basis only against purchase orders for the shares. Shares of the funds are offered on a continuous basis.

                             FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 2007, are hereby incorporated by reference from the U.S. Global Accolade Funds 2007 Annual Report to Shareholders dated October 31, 2007. The Trust will promptly provide a copy of the financial statements, free of charge, upon request to:
U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637 or (210) 308-1234. The Annual Report is also available on line at www.usfunds.com.





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                                    [LOGO]
                               RISKMETRICS Group


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                                  APPENDIX A

                   2008 U.S. Proxy Voting Guidelines Summary

                            ISS Governance Services


                               December 17, 2007

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Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

                     Risk Management | RiskMetrics Labs |
           ISS Governance Services | Financial Research & Analysis


                             www.riskmetrics.com

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                            ISS GOVERANCE SERVICES
                   2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                             UPDATED DEC 17, 2007

The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services ("ISS") Proxy Voting Manual.

Table of Contents

1.  OPERATIONAL ITEMS.........................................................6
    Adjourn Meeting...........................................................6
    Amend Quorum Requirements.................................................6
    Amend Minor Bylaws........................................................6
    Auditor Indemnification and Limitation of Liability.......................6
    Auditor Ratification......................................................6
    Change Company Name.......................................................7
    Change Date, Time, or Location of Annual Meeting..........................7
    Transact Other Business...................................................7


2.  BOARD OF DIRECTORS:.......................................................8
    Voting on Director Nominees in Uncontested Elections......................8
    2008 Classification of Directors.........................................10
    Age Limits...............................................................11
    Board Size...............................................................11
    Classification/Declassification of the Board.............................12
    Cumulative Voting........................................................12
    Director and Officer Indemnification and Liability Protection............12
    Establish/Amend Nominee Qualifications...................................12
    Filling Vacancies/Removal of Directors...................................13
    Independent Chair (Separate Chair/CEO)...................................13
    Majority of Independent Directors/Establishment of Committees............14
    Majority Vote Shareholder Proposals......................................14
    Office of the Board......................................................14
    Open Access..............................................................14
    Performance Test for Directors...........................................15
    Stock Ownership Requirements.............................................16
    Term Limits..............................................................16


3.  PROXY CONTESTS...........................................................17
    Voting for Director Nominees in Contested Elections......................17
    Reimbursing Proxy Solicitation Expenses..................................17
    Confidential Voting......................................................17


4.  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES..........................18
    Advance Notice Requirements for Shareholder Proposals/Nominations........18
    Amend Bylaws without Shareholder Consent.................................18
    Poison Pills.............................................................18
    Shareholder Ability to Act by Written Consent............................18

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    Shareholder Ability to Call Special Meetings.............................19
    Supermajority Vote Requirements..........................................19


5.  MERGERS AND CORPORATE RESTRUCTURINGS.....................................20

OVERALL APPROACH.............................................................20
    Appraisal Rights.........................................................20
    Asset Purchases..........................................................20
    Asset Sales..............................................................21
    Bundled Proposals........................................................21
    Conversion of Securities.................................................21
    Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
    Plans/Reverse Leveraged Buyouts/Wrap Plans...............................21
    Formation of Holding Company.............................................22
    Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)..22
    Joint Ventures...........................................................22
    Liquidations.............................................................22
    Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
    Acquisition..............................................................23
    Private Placements/Warrants/Convertible Debentures.......................23
    Spinoffs.................................................................23
    Value Maximization Proposals.............................................23


6.  STATE OF INCORPORATION...................................................24
    Control Share Acquisition Provisions.....................................24
    Control Share Cash-Out Provisions........................................24
    Disgorgement Provisions..................................................24
    Fair Price Provisions....................................................24
    Freeze-Out Provisions....................................................25
    Greenmail................................................................25
    Reincorporation Proposals................................................25
    Stakeholder Provisions...................................................25
    State Antitakeover Statutes..............................................25


7.  CAPITAL STRUCTURE........................................................26
    Adjustments to Par Value of Common Stock.................................26
    Common Stock Authorization...............................................26
    Dual-Class Stock.........................................................26
    Issue Stock for Use with Rights Plan.....................................26
    Preemptive Rights........................................................27
    Preferred Stock..........................................................27
    Recapitalization.........................................................27
    Reverse Stock Splits.....................................................27
    Share Repurchase Programs................................................28
    Stock Distributions: Splits and Dividends................................28
    Tracking Stock...........................................................28


8.  EXECUTIVE AND DIRECTOR COMPENSATION......................................29

EQUITY COMPENSATION PLANS....................................................29
    Cost of Equity Plans.....................................................29
    Repricing Provisions.....................................................29
    Pay-for-Performance Disconnect...........................................30
    Three-Year Burn Rate/Burn Rate Commitment................................31
    Poor Pay Practices.......................................................33

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:........34

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    Dividend Equivalent Rights...............................................34
    Liberal Share Recycling Provisions.......................................34
    Option Overhang Cost.....................................................34

OTHER COMPENSATION PROPOSALS AND POLICIES....................................35
    401(k) Employee Benefit Plans............................................35
    Advisory Vote on Executive Compensation (Say-on-Pay) Management
    Proposals................................................................35
    Director Compensation....................................................36
    Director Retirement Plans................................................36
    Employee Stock Ownership Plans (ESOPs)...................................37
    Employee Stock Purchase Plans-- Qualified Plans..........................37
    Employee Stock Purchase Plans-- Non-Qualified Plans......................37
    Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
    Compensation Proposals)..................................................37
    Options Backdating.......................................................38
    Option Exchange Programs/Repricing Options...............................38
    Stock Plans in Lieu of Cash..............................................39
    Transfer Programs of Stock Options.......................................39

SHAREHOLDER PROPOSALS ON COMPENSATION........................................40
    Advisory Vote on Executive Compensation (Say-on-Pay).....................40
    Compensation Consultants- Disclosure of Board or Company's Utilization...40 Disclosure/Setting Levels or Types of Compensation for Executives
    and Directors............................................................40
    Pay for Superior Performance.............................................40
    Performance-Based Awards.................................................41
    Pension Plan Income Accounting...........................................41
    Pre-Arranged Trading Plans (10b5-1 Plans)................................42
    Recoup Bonuses...........................................................42
    Severance Agreements for Executives/Golden Parachutes....................42
    Share Buyback Holding Periods............................................42
    Stock Ownership or Holding Period Guidelines.............................43
    Supplemental Executive Retirement Plans (SERPs)..........................43
    Tax Gross-Up Proposals...................................................43


9.  CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES.............................44

ANIMAL WELFARE...............................................................44
    Animal Testing...........................................................44
    Animal Welfare Policies..................................................44
    Controlled Atmosphere Killing (CAK)......................................44

CONSUMER ISSUES..............................................................44
    Genetically Modified Ingredients.........................................44
    Consumer Lending.........................................................45
    Pharmaceutical Pricing...................................................45
    Pharmaceutical Product Reimportation.....................................45
    Product Safety and Toxic Materials.......................................46
    Tobacco..................................................................46

DIVERSITY....................................................................47
    Board Diversity..........................................................47
    Equality of Opportunity and Glass Ceiling................................47
    Sexual Orientation and Domestic Partner Benefits.........................48

CLIMATE CHANGE AND THE ENVIRONMENT...........................................48
    Climate Change...........................................................48
    Concentrated Area Feeding Operations (CAFO)..............................48
    Energy Efficiency........................................................48

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    Facility Safety (Nuclear and Chemical Plant Safety)......................49
    General Environmental Reporting..........................................49
    Greenhouse Gas Emissions.................................................49
    Operations in Protected Areas............................................49
    Recycling................................................................49
    Renewable Energy.........................................................50

GENERAL CORPORATE ISSUES.....................................................50
    Charitable Contributions.................................................50
    CSR Compensation-Related Proposals.......................................50
    HIV/AIDS.................................................................50
    Lobbying Expenditures/Initiatives........................................51
    Political Contributions and Trade Associations Spending..................51

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS.........................52
    China Principles.........................................................52
    Codes of Conduct.........................................................52
    Community Impact Assessments.............................................52
    Foreign Military Sales/Offsets...........................................52
    Internet Privacy and Censorship..........................................52
    MacBride Principles......................................................53
    Nuclear and Depleted Uranium Weapons.....................................53
    Operations in High Risk Markets..........................................53
    Outsourcing/Offshoring...................................................54
    Vendor Standards.........................................................54

SUSTAINABILITY...............................................................54
    Sustainability Reporting.................................................54


10. MUTUAL FUND PROXIES......................................................55
    Election of Directors....................................................55
    Converting Closed-end Fund to Open-end Fund..............................55
    Proxy Contests...........................................................55
    Investment Advisory Agreements...........................................55
    Approving New Classes or Series of Shares................................55
    Preferred Stock Proposals................................................55
    1940 Act Policies........................................................56
    Changing a Fundamental Restriction to a Nonfundamental Restriction.......56
    Change Fundamental Investment Objective to Nonfundamental................56
    Name Change Proposals....................................................56
    Change in Fund's Subclassification.......................................56
    Disposition of Assets/Termination/Liquidation............................56
    Changes to the Charter Document..........................................57
    Changing the Domicile of a Fund..........................................57
    Authorizing the Board to Hire and Terminate Subadvisors Without
    Shareholder Approval.....................................................57
    Distribution Agreements..................................................57
    Master-Feeder Structure..................................................57
    Mergers..................................................................57

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS.......................................58
    Establish Director Ownership Requirement.................................58
    Reimburse Shareholder for Expenses Incurred..............................58
    Terminate the Investment Advisor.........................................58


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1. Operational Items

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

    o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
    o   Motivation and rationale for establishing the agreements;
    o   Quality of disclosure; and
    o   Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:

    o An auditor has a financial interest in or association with the company, and is therefore not independent;
    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
    o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
    o   Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

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Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    o   The tenure of the audit firm;
    o   The length of rotation specified in the proposal;
    o   Any significant audit-related issues at the company;
    o   The number of Audit Committee meetings held each year;
    o   The number of financial experts serving on the committee; and
    o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

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2008 US Proxy Voting Guidelines Summary                                     -7-

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RISKMETRICS Group                                           www.riskmetrics.com
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2. Board of Directors:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:

    o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
    o   Sit on more than six public company boards;
    o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
    o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
    o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
        IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
    o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
    o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";
    o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.

------------
(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside
Directors (per the Classification of Directors below) when:

    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
    o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
    o   The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
    o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
    o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

    o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
    o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
    o The company fails to submit one-time transfers of stock options to a shareholder vote;
    o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
    o   The company has backdated options (see "Options Backdating" policy);
    o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


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RISKMETRICS Group                                           www.riskmetrics.com
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2008 CLASSIFICATION OF DIRECTORS
===============================================================================
INSIDE DIRECTOR (I)

    o   Employee of the company or one of its affiliates(1);
    o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
    o   Listed as a Section 16 officer(2);
    o   Current interim CEO;
    o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

    o   Board attestation that an outside director is not independent;
    o   Former CEO of the company(3);
    o   Former CEO of an acquired company within the past five years;
    o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(4)
    o Former executive(2) of the company, an affiliate or an acquired firm within the past five years;
    o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
    o Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;
    o Relative(5) of a current Section 16 officer of company or its affiliates;
    o Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
    o Relative(5) of former Section 16 officer, of company or its affiliate within the last five years;
    o Currently provides (or a relative(5) provides) professional services(6) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
    o Employed by (or a relative(5) is employed by) a significant customer or supplier(7);
    o Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (7)
    o Any material financial tie or other related party transactional relationship to the company;
    o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
    o Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (8)
    o   Founder(9) of the company but not currently an employee;
    o Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

    o   No material(10) connection to the company other than a board seat.

FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief

===============================================================================


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2008 US Proxy Voting Guidelines Summary                                    -10-

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===============================================================================
executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(7) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(8) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(9) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(10) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

===============================================================================

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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2008 US Proxy Voting Guidelines Summary                                    -11-

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RISKMETRICS Group                                           www.riskmetrics.com
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CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

    o The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company's ballot; and
    o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
    o   If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

------------
(2) Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.


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RISKMETRICS Group                                           www.riskmetrics.com
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Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

    o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

        o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

        o serves as liaison between the chairman and the independent directors;

        o   approves information sent to the board;

        o   approves meeting agendas for the board;

        o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

        o   has the authority to call meetings of the independent directors;

        o if requested by major shareholders, ensures that he is available for consultation and direct communication;

    o The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
    o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
    o   Two-thirds independent board;
    o   All independent key committees;
    o   Established governance guidelines;
    o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

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2008 US Proxy Voting Guidelines Summary                                    -13-

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    o   The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

    o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
    o Effectively disclosed information with respect to this structure to its shareholders;
    o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
    o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

    o   The ownership threshold proposed in the resolution;
    o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

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2008 US Proxy Voting Guidelines Summary                                    -14-

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RISKMETRICS Group                                           www.riskmetrics.com
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PERFORMANCE TEST FOR DIRECTORS

On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the framework:

--------------------------------------------------------------------------------
METRICS                  BASIS OF EVALUATION      WEIGHTING       2ND WEIGHTING
--------------------------------------------------------------------------------
Operational                                                       50%
Performance
--------------------------------------------------------------------------------
5-year Average           Management               33.3%
pre-tax operating        efficiency in
ROIC or ROAA*            deploying assets
--------------------------------------------------------------------------------
5-year Sales             Top-Line                 33.3%
Growth
--------------------------------------------------------------------------------
5-year EBITDA            Core-earnings            33.3%
Growth  or
Operating Income
Growth*
--------------------------------------------------------------------------------
Sub Total                                         100%
--------------------------------------------------------------------------------
Stock                                                             50%
Performance
--------------------------------------------------------------------------------
5-year TSR               Market
--------------------------------------------------------------------------------
Total                                                             100%
--------------------------------------------------------------------------------
*Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no

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2008 US Proxy Voting Guidelines Summary                                    -15-

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RISKMETRICS Group                                           www.riskmetrics.com
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improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

    o   Year-to-date performance;
    o   Situational circumstances;
    o   Change in management/board;
    o   Overall governance practices.


STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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2008 US Proxy Voting Guidelines Summary                                    -16-

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RISKMETRICS Group                                           www.riskmetrics.com
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3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    o Long-term financial performance of the target company relative to its industry;
    o   Management's track record;
    o   Background to the proxy contest;
    o   Qualifications of director nominees (both slates);
    o Strategic plan of dissident slate and quality of critique against management;
    o Likelihood that the proposed goals and objectives can be achieved (both slates);
    o   Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

    o The election of fewer than 50% of the directors to be elected is contested in the election;
    o   One or more of the dissident's candidates is elected;
    o   Shareholders are not permitted to cumulate their votes for directors;
        and
    o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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2008 US Proxy Voting Guidelines Summary                                    -17-

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RISKMETRICS Group                                           www.riskmetrics.com
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4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    o   Shareholders have approved the adoption of the plan; or
    o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    o   No lower than a 20% trigger, flip-in or flip-over;
    o   A term of no more than three years;
    o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
    o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

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2008 US Proxy Voting Guidelines Summary                                    -18-

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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

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2008 US Proxy Voting Guidelines Summary                                    -19-

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5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    o   Purchase price;
    o   Fairness opinion;
    o   Financial and strategic benefits;
    o   How the deal was negotiated;
    o   Conflicts of interest;
    o   Other alternatives for the business;
    o   Non-completion risk.

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2008 US Proxy Voting Guidelines Summary                                    -20-

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ASSET SALES
Vote CASE-BY-CASE on asset sales, considering the following factors:

    o   Impact on the balance sheet/working capital;
    o   Potential elimination of diseconomies;
    o   Anticipated financial and operating benefits;
    o   Anticipated use of funds;
    o   Value received for the asset;
    o   Fairness opinion;
    o   How the deal was negotiated;
    o   Conflicts of interest.



BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

    o   Dilution to existing shareholders' position;
    o   Terms of the offer;
    o   Financial issues;
    o   Management's efforts to pursue other alternatives;
    o   Control issues;
    o   Conlicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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2008 US Proxy Voting Guidelines Summary                                    -21-

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FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

    o   The reasons for the change;
    o   Any financial or tax benefits;
    o   Regulatory benefits;
    o   Increases in capital structure;
    o   Changes to the articles of incorporation or bylaws of the company.


Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
    o   Adverse changes in shareholder rights.


GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK) Vote CASE-BY-CASE on going private transactions, taking into account the following:

    o   Offer price/premium;
    o   Fairness opinion;
    o   How the deal was negotiated;
    o   Conflicts of interest;
    o   Other alternatives/offers considered; and
    o   Non-completion risk.


Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
    o   Cash-out value;
    o Whether the interests of continuing and cashed-out shareholders are balanced; and
    o   The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

    o   Percentage of assets/business contributed;
    o   Percentage ownership;
    o   Financial and strategic benefits;
    o   Governance structure;
    o   Conflicts of interest;
    o   Other alternatives;
    o   Noncompletion risk.



LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following:

    o   Management's efforts to pursue other alternatives;
    o   Appraisal value of assets; and
    o   The compensation plan for executives managing the liquidation.

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2008 US Proxy Voting Guidelines Summary                                    -22-

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Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

    o   Dilution to existing shareholders' position;
    o   Terms of the offer;
    o   Financial issues;
    o   Management's efforts to pursue other alternatives;
    o   Control issues;
    o   Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Vote CASE-BY-CASE on spin-offs, considering:

    o   Tax and regulatory advantages;
    o   Planned use of the sale proceeds;
    o   Valuation of spinoff;
    o   Fairness opinion;
    o   Benefits to the parent company;
    o   Conflicts of interest;
    o   Managerial incentives;
    o   Corporate governance changes;
    o   Changes in the capital structure.



VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

    o   Prolonged poor performance with no turnaround in sight;
    o   Signs of entrenched board and management;
    o   Strategic plan in place for improving value;
    o   Likelihood of receiving reasonable value in a sale or dissolution; and
    o Whether company is actively exploring its strategic options, including retaining a financial advisor.

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2008 US Proxy Voting Guidelines Summary                                    -23-

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RISKMETRICS Group                                           www.riskmetrics.com
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6. State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

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2008 US Proxy Voting Guidelines Summary                                    -24-

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Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

    o   The reasons for reincorporating;
    o   A comparison of the governance provisions;
    o   Comparative economic benefits; and
    o   A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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2008 US Proxy Voting Guidelines Summary                                    -25-

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7. Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

    o   Rationale;
    o Good performance with respect to peers and index on a five-year total shareholder return basis;
    o   Absence of non-shareholder approved poison pill;
    o   Reasonable equity compensation burn rate;
    o   No non-shareholder approved pay plans; and
    o   Absence of egregious equity compensation practices.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    o It is intended for financing purposes with minimal or no dilution to current shareholders;
    o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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2008 US Proxy Voting Guidelines Summary                                    -26-

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PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

    o   More simplified capital structure;
    o   Enhanced liquidity;
    o   Fairness of conversion terms;
    o   Impact on voting power and dividends;
    o   Reasons for the reclassification;
    o   Conflicts of interest; and
    o   Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

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2008 US Proxy Voting Guidelines Summary                                    -27-

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SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

    o   Adverse governance changes;
    o   Excessive increases in authorized capital stock;
    o   Unfair method of distribution;
    o   Diminution of voting rights;
    o   Adverse conversion features;
    o   Negative impact on stock option plans; and
    o   Alternatives such as spin-off.

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2008 US Proxy Voting Guidelines Summary                                    -28-

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8. Executive and Director Compensation

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    o   The total cost of the company's equity plans is unreasonable;
    o The plan expressly permits the repricing of stock options without prior shareholder approval;
    o   There is a disconnect between CEO pay and the company's performance;
    o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
    o   The plan is a vehicle for poor pay practices.


Each of these factors is described below:

COST OF EQUITY PLANS
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows:
The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

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2008 US Proxy Voting Guidelines Summary                                    -29-

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Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR-PERFORMANCE DISCONNECT
Generally vote AGAINST plans in which:

    o There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
    o   The main source of the pay increase (over half) is equity-based; and
    o   The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    o The compensation committee has reviewed all components of the CEO's compensation, including the following:
            -   Base salary, bonus, long-term incentives;
            - Accumulative realized and unrealized stock option and restricted stock gains;
            - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
            - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
            - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

    o A tally sheet with all the above components should be disclosed for the following termination scenarios:

            -   Payment if termination occurs within 12 months: $_____;
            - Payment if "not for cause" termination occurs within 12 months: $_____;
            - Payment if "change of control" termination occurs within 12 months: $_____.

    o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative

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2008 US Proxy Voting Guidelines Summary                                    -30-

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        performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

    o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.


The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)


------------
(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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2008 US Proxy Voting Guidelines Summary                                    -31-

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However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

                                                    2008 BURN RATE TABLE

                                                     RUSSELL 3000                          NON-RUSSELL 3000
---------------------------------------------------------------------------------------    ---------------------------------
                                                             STANDARD                             STANDARD
 GICS         DESCRIPTION                            MEAN    DEVIATION   MEAN+STDEV        MEAN   DEVIATION   MEAN+STDEV
---------------------------------------------------------------------------------------    -------------------------------
    1010      Energy                                 1.71%     1.39%        3.09%          2.12%    2.31%        4.43%
---------------------------------------------------------------------------------------    -------------------------------
    1510      Materials                              1.16%     0.77%        1.93%          2.23%    2.26%        4.49%
---------------------------------------------------------------------------------------    -------------------------------
    2010      Capital Goods                          1.51%     1.04%        2.55%          2.36%    2.03%        4.39%
---------------------------------------------------------------------------------------    -------------------------------
    2020      Commercial Services & Supplies         2.35%     1.70%        4.05%          2.20%    2.03%        4.23%
---------------------------------------------------------------------------------------    -------------------------------
    2030      Transportation                         1.59%     1.22%        2.80%          2.02%    2.08%        4.10%
---------------------------------------------------------------------------------------    -------------------------------
    2510      Automobiles & Components               1.89%     1.10%        2.99%          1.73%    2.05%        3.78%
---------------------------------------------------------------------------------------    -------------------------------
    2520      Consumer Durables & Apparel            2.02%     1.31%        3.33%          2.10%    1.94%        4.04%
---------------------------------------------------------------------------------------    -------------------------------
    2530      Hotels Restaurants & Leisure           2.15%     1.18%        3.33%          2.32%    1.93%        4.25%
---------------------------------------------------------------------------------------    -------------------------------
    2540      Media                                  1.92%     1.35%        3.27%          3.33%    2.60%        5.93%
---------------------------------------------------------------------------------------    -------------------------------
    2550      Retailing                              1.86%     1.04%        2.90%          3.15%    2.65%        5.80%
---------------------------------------------------------------------------------------    -------------------------------
    3010,
 3020, 3030   Food & Staples Retailing               1.69%     1.23%        2.92%          1.82%    2.03%        3.85%
---------------------------------------------------------------------------------------    -------------------------------
    3510      Health Care Equipment & Services       2.90%     1.67%        4.57%          3.75%    2.65%        6.40%
---------------------------------------------------------------------------------------    -------------------------------
    3520      Pharmaceuticals & Biotechnology        3.30%     1.66%        4.96%          4.92%    3.77%        8.69%
---------------------------------------------------------------------------------------    -------------------------------
    4010      Banks                                  1.27%     0.88%        2.15%          1.07%    1.12%        2.19%
---------------------------------------------------------------------------------------    -------------------------------
    4020      Diversified Financials                 2.45%     2.07%        4.52%          4.41%    5.31%        9.71%
---------------------------------------------------------------------------------------    -------------------------------
    4030      Insurance                              1.21%     0.93%        2.14%          2.07%    2.28%        4.35%
---------------------------------------------------------------------------------------    -------------------------------
    4040      Real Estate                            1.04%     0.81%        1.85%          0.80%    1.21%        2.02%
---------------------------------------------------------------------------------------    -------------------------------
    4510      Software & Services                    3.81%     2.30%        6.11%          5.46%    3.81%        9.27%
---------------------------------------------------------------------------------------    -------------------------------
    4520      Technology Hardware & Equipment        3.07%     1.74%        4.80%          3.43%    2.40%        5.83%
---------------------------------------------------------------------------------------    -------------------------------
              Semiconductors & Semiconductor
    4530      Equipment                              3.78%     1.81%        5.59%          4.51%    2.30%        6.81%
---------------------------------------------------------------------------------------    -------------------------------
    5010      Telecommunication Services             1.57%     1.23%        2.80%          2.69%    2.41%        5.10%
---------------------------------------------------------------------------------------    -------------------------------
    5510      Utilities                              0.72%     0.50%        1.22%          0.59%    0.66%        1.25%
---------------------------------------------------------------------------------------    -------------------------------


For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

-----------------------------------------------------------------------------------------------------------
ANNUAL STOCK PRICE VOLATILITY                          MULTIPLIER
-----------------------------------------------------------------------------------------------------------
54.6% and higher                                       1 full-value award will count as 1.5 option shares
-----------------------------------------------------------------------------------------------------------
36.1% or higher and less than 54.6%                    1 full-value award will count as 2.0 option shares
-----------------------------------------------------------------------------------------------------------
24.9% or higher and less than 36.1%                    1 full-value award will count as 2.5 option shares
-----------------------------------------------------------------------------------------------------------
16.5% or higher and less than 24.9%                    1 full-value award will count as 3.0 option shares
-----------------------------------------------------------------------------------------------------------
7.9% or higher and less than 16.5%                     1 full-value award will count as 3.5 option shares
-----------------------------------------------------------------------------------------------------------
Less than 7.9%                                         1 full-value award will count as 4.0 option shares
-----------------------------------------------------------------------------------------------------------


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POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

    o   Egregious employment contracts:
        >> Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

    o   Excessive perks:
        >> Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

    o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
        >> Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

    o Egregious pension/SERP (supplemental executive retirement plan) payouts:
        >> Inclusion of additional years of service not worked that result in significant payouts
        >> Inclusion of performance-based equity awards in the pension calculation;

    o   New CEO with overly generous new hire package:
        >>  Excessive "make whole" provisions;
        >>  Any of the poor pay practices listed in this policy;

    o   Excessive severance and/or change-in-control provisions:
        >> Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
        >> Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);
        >> Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
        >> Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

    o   Poor disclosure practices:
        >> Unclear explanation of how the CEO is involved in the pay setting process;
        >> Retrospective performance targets and methodology not discussed; >> Methodology for benchmarking practices and/or peer group not disclosed and explained;

    o   Internal Pay Disparity:
        >> Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
    o   Options backdating (covered in a separate policy);
    o Other excessive compensation payouts or poor pay practices at the company.

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2008 US Proxy Voting Guidelines Summary                                    -33-

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RISKMETRICS Group                                           www.riskmetrics.com
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SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST
Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

    o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

    o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

            o The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

            o The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

            o   The general vesting provisions of option grants; and

            o The distribution of outstanding option grants with respect to the named executive officers;

    o DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's


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2008 US Proxy Voting Guidelines Summary                                    -34-

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RISKMETRICS Group                                           www.riskmetrics.com
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        weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

    o COMPENSATION PRACTICES: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1.  The following five global principles apply to all markets:
                       -----------------

    o Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

    o Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

    o Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

    o Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

    o Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:



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2008 US Proxy Voting Guidelines Summary                                    -35-

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RISKMETRICS Group                                           www.riskmetrics.com
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Relative Considerations:
------------------------

    o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
    o Evaluation of peer groups used to set target pay or award opportunities;
    o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
    o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:
----------------------

    o   Balance of fixed versus performance-driven pay;
    o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:
-----------------------------

    o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
    o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
    o   Vesting schedule or mandatory holding/deferral period:
        - A minimum vesting of three years for stock options or restricted stock; or
        -   Deferred stock payable at the end of a three-year deferral period.
    o   Mix between cash and equity:
        - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
        - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
    o No retirement/benefits and perquisites provided to non-employee directors; and
    o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.


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2008 US Proxy Voting Guidelines Summary                                    -36-

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RISKMETRICS Group                                           www.riskmetrics.com
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EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    o   Purchase price is at least 85 percent of fair market value;
    o   Offering period is 27 months or less; and
    o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    o   Purchase price is less than 85 percent of fair market value; or
    o   Offering period is greater than 27 months; or
    o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
    o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
    o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
    o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.


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2008 US Proxy Voting Guidelines Summary                                    -37-

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RISKMETRICS Group                                           www.riskmetrics.com
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Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
    o   Length of time of options backdating;
    o   Size of restatement due to options backdating;
    o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
    o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

    o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
    o Rationale for the re-pricing--was the stock price decline beyond management's control?
    o   Is this a value-for-value exchange?
    o   Are surrendered stock options added back to the plan reserve?
    o Option vesting--does the new option vest immediately or is there a black-out period?
    o Term of the option--the term should remain the same as that of the replaced option;
    o   Exercise price--should be set at fair market or a premium to market;
    o   Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting


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2008 US Proxy Voting Guidelines Summary                                    -38-

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RISKMETRICS Group                                           www.riskmetrics.com
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schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.



Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    o Executive officers and non-employee directors are excluded from participating;
    o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
    o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

    o   Eligibility;
    o   Vesting;
    o   Bid-price;
    o   Term of options;
    o Transfer value to third-party financial institution, employees and the company.


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2008 US Proxy Voting Guidelines Summary                                    -39-

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RISKMETRICS Group                                           www.riskmetrics.com
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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

    o Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;
    o Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;


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2008 US Proxy Voting Guidelines Summary                                    -40-

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    o   Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
    o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;
    o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

    o What aspects of the company's annual and long-term equity incentive programs are performance driven?
    o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
    o Can shareholders assess the correlation between pay and performance based on the current disclosure?
    o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.


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2008 US Proxy Voting Guidelines Summary                                    -41-

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PRE-ARRANGED TRADING PLANS (10b5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

    o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
    o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
    o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
    o   Reports on Form 4 must identify transactions made pursuant to a 10b5-1
        Plan;
    o   An executive may not trade in company stock outside the 10b5-1 Plan.
    o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

    o   If the company has adopted a formal recoupment bonus policy; or
    o If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    o   The triggering mechanism should be beyond the control of management;
    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
    o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

    o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
            o   Rigorous stock ownership guidelines, or
            o A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
            o   A meaningful retention ratio,
    o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


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9. Corporate Social Responsibility (CSR) Issues

ANIMAL WELFARE

ANIMAL TESTING
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

    o The company is conducting animal testing programs that are unnecessary or not required by regulation;
    o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
    o The company has been the subject of recent, significant controversy related to its testing programs.

ANIMAL WELFARE POLICIES
Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    o The company has already published a set of animal welfare standards and monitors compliance;
    o The company's standards are comparable to or better than those of peer firms; and
    o There are no recent, significant fines or litigation related to the company's treatment of animals.

CONTROLLED ATMOSPHERE KILLING (CAK)
Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS
Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;


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    o   The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

    o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

    o Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

CONSUMER LENDING
Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

    o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
    o Whether the company has adequately disclosed the financial risks of the lending products in question;
    o Whether the company has been subject to violations of lending laws or serious lending controversies;
    o   Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

    o   The existing level of disclosure on pricing policies;
    o   Deviation from established industry pricing norms;
    o The company's existing initiatives to provide its products to needy consumers;
    o Whether the proposal focuses on specific products or geographic regions.

PHARMACEUTICAL PRODUCT REIMPORTATION
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.


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PRODUCT SAFETY AND TOXIC MATERIALS
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

    o The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;
    o The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
    o The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

    o   Current regulations in the markets in which the company operates;
    o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
    o   The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

    o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
    o Whether the company has gone as far as peers in restricting advertising;
    o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
    o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

    o   The percentage of the company's business affected;
    o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

    o Whether the company complies with all local ordinances and regulations;
    o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
    o   The risk of any health-related liabilities.


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Spin-off tobacco-related businesses:

    o   The percentage of the company's business affected;
    o   The feasibility of a spin-off;
    o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:

    o The board composition is reasonably inclusive in relation to companies of similar size and business; or
    o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    o   The degree of board diversity;
    o   Comparison with peer companies;
    o   Established process for improving board diversity;
    o   Existence of independent nominating committee;
    o   Use of outside search firm;
    o   History of EEO violations.

EQUALITY OF OPPORTUNITY AND GLASS CEILING
Generally vote FOR reports outlining the company's equal opportunity initiatives unless all of the following apply:

    o   The company has well-documented equal opportunity programs;
    o The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and
    o   The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

    o The composition of senior management and the board is fairly inclusive;
    o The company has well-documented programs addressing diversity initiatives and leadership development;


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    o   The company already publicly reports on its company-wide
        affirmative-action initiatives and provides data on its workforce diversity; and
    o The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company's EEO1 data or the composition of the company's workforce considering:

    o Existing disclosure on the company's diversity initiatives and policies;
    o Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

SEXUAL ORIENTATION AND DOMESTIC PARTNER BENEFITS
Generally, vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

    o The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
    o The company's level of disclosure is comparable to or better than information provided by industry peers; and
    o There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFO)
Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

    o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
    o   The company does not directly source from CAFOs.

ENERGY EFFICIENCY
Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:


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    o   The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;
    o The company's level of participation in voluntary energy efficiency programs and initiatives;
    o The company's compliance with applicable legislation and/or regulations regarding energy efficiency; and
    o The company's energy efficiency policies and initiatives relative to industry peers.

FACILITY SAFETY (NUCLEAR AND CHEMICAL PLANT SAFETY)
Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

    o   The company's compliance with applicable regulations and guidelines;
    o The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,
    o The existence of recent, significant violations, fines, or controversy related to the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL REPORTING
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GREENHOUSE GAS EMISSIONS
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

OPERATIONS IN PROTECTED AREAS
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

    o Operations in the specified regions are not permitted by current laws or regulations;
    o The company does not currently have operations or plans to develop operations in these protected regions; or,
    o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    o   The nature of the company's business and the percentage affected;
    o   The extent that peer companies are recycling;
    o   The timetable prescribed by the proposal;
    o   The costs and methods of implementation;


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    o   Whether the company has a poor environmental track record, such as violations of applicable regulations.

RENEWABLE ENERGY
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS
Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR COMPENSATION-RELATED PROPOSALS
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

    o   The relevance of the issue to be linked to pay;
    o The degree that social performance is already included in the company's pay structure and disclosed;
    o The degree that social performance is used by peer companies in setting pay;
    o Violations or complaints filed against the company relating to the particular social performance measure;
    o Artificial limits sought by the proposal, such as freezing or capping executive pay;
    o   Independence of the compensation committee;
    o   Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:


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    o   The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;
    o The company's existing healthcare policies, including benefits and healthcare access for local workers; and
    o   Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

LOBBYING EXPENDITURES/INITIATIVES
Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    o The company is in compliance with laws governing corporate political activities; and
    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

    o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
    o The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.


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INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:

    o There are serious controversies surrounding the company's China operations; and
    o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

CODES OF CONDUCT
Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

    o The degree to which existing human rights policies and practices are disclosed;
    o Whether or not existing policies are consistent with internationally recognized labor standards;
    o   Whether company facilities are monitored and how;
    o Company participation in fair labor organizations or other internationally recognized human rights initiatives;
    o   The company's primary business model and methods of operation;
    o Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;
    o Whether the company has been recently involved in significant labor and human rights controversies or violations;
    o   Peer company standards and practices; and
    o   Union presence in company's international factories.

COMMUNITY IMPACT ASSESSMENTS
Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

    o Current disclosure of applicable risk assessment report(s) and risk management procedures;
    o The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;
    o The nature, purpose, and scope of the company's operations in the specific region(s); and,
    o The degree to which company policies and procedures are consistent with industry norms.

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

INTERNET PRIVACY AND CENSORSHIP
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

    o The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;


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    o   Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
    o The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
    o The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,
    o The level of controversy or litigation related to the company's international human rights policies and procedures.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

    o Company compliance with or violations of the Fair Employment Act of 1989;
    o Company antidiscrimination policies that already exceed the legal requirements;
    o   The cost and feasibility of adopting all nine principles;
    o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
    o   The potential for charges of reverse discrimination;
    o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
    o   The level of the company's investment in Northern Ireland;
    o   The number of company employees in Northern Ireland;
    o   The degree that industry peers have adopted the MacBride Principles;
        and
    o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

NUCLEAR AND DEPLETED URANIUM WEAPONS
Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN HIGH RISK MARKETS
Vote CASE-BY-CASE on requests for review and a report outlining the company's potential financial and reputation risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or otherwise, taking into account:

    o The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
    o Current disclosure of applicable risk assessment(s) and risk management procedures;
    o   Compliance with U.S. sanctions and laws;
    o   Consideration of other international policies, standards, and laws;
        and
    o Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.


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OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

    o   Risks associated with certain international markets;
    o   The utility of such a report to shareholders;
    o The existence of a publicly available code of corporate conduct that applies to international operations.

VENDOR STANDARDS
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

    o The company does not operate in countries with significant human rights violations;
    o   The company has no recent human rights controversies or violations; or
    o The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

SUSTAINABILITY REPORTING
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

    o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
    o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


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10. Mutual Fund Proxies

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

    o   Past performance as a closed-end fund;
    o   Market in which the fund invests;
    o   Measures taken by the board to address the discount; and
    o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS
Vote CASE-BY-CASE on proxy contests, considering the following factors:

    o   Past performance relative to its peers;
    o   Market in which fund invests;
    o   Measures taken by the board to address the issues;
    o Past shareholder activism, board activity, and votes on related proposals;
    o   Strategy of the incumbents versus the dissidents;
    o   Independence of directors;
    o   Experience and skills of director candidates;
    o   Governance profile of the company;
    o   Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

    o   Proposed and current fee schedules;
    o   Fund category/investment objective;
    o   Performance benchmarks;
    o   Share price performance as compared with peers;
    o   Resulting fees relative to peers;
    o   Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

    o   Stated specific financing purpose;
    o   Possible dilution for common shares;


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    o   Whether the shares can be used for antitakeover purposes.



1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

    o   Potential competitiveness;
    o   Regulatory developments;
    o   Current and potential returns; and
    o   Current and potential risk.


Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

    o   The fund's target investments;
    o   The reasons given by the fund for the change; and
    o   The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors:

    o   Political/economic changes in the target market;
    o   Consolidation in the target market; and
    o   Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

    o   Potential competitiveness;
    o   Current and potential returns;
    o   Risk of concentration;
    o   Consolidation in target industry.



DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

    o   Strategies employed to salvage the company;
    o   The fund's past performance;
    o   The terms of the liquidation.



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CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

    o   The degree of change implied by the proposal;
    o   The efficiencies that could result;
    o   The state of incorporation;
    o   Regulatory standards and implications.

Vote AGAINST any of the following changes:

    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
    o Removal of shareholder approval requirement for amendments to the new declaration of trust;
    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
    o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

    o   Regulations of both states;
    o   Required fundamental policies of both states;
    o   The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

    o   Fees charged to comparably sized funds with similar objectives;
    o   The proposed distributor's reputation and past performance;
    o   The competitiveness of the fund in the industry;
    o   The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors:

    o   Resulting fee structure;
    o   Performance of both funds;
    o   Continuity of management personnel;


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2008 US Proxy Voting Guidelines Summary                                    -57-

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    o   Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

    o   Performance of the fund's Net Asset Value (NAV);
    o   The fund's history of shareholder relations;
    o   The performance of other funds under the advisor's management.


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2008 US Proxy Voting Guidelines Summary                                    -58-


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                                  APPENDIX B




                                    [LOGO]
                               RISKMETRICS Group

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              2008 International Proxy Voting Guidelines Summary

                            ISS Governance Services

                               December 17, 2007

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Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.



                     Risk Management | RiskMetrics Labs |
           ISS Governance Services | Financial Research & Analysis

                              www.riskmetrics.com


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                            ISS GOVERANCE SERVICES
              2008 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY

                EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                             UPDATED DEC 17, 2007

The following is a condensed version of the general policies for voting non-U.S. proxies contained in the ISS Governance Services ("ISS") Proxy Voting Manual. In addition, ISS has country- and market-specific policies, which are not captured below.

Table of Contents

1. OPERATIONAL ITEMS..........................................................4
   Financial Results/Director and Auditor Reports.............................4
   Appointment of Auditors and Auditor Fees...................................4
   Appointment of Internal Statutory Auditors.................................4
   Allocation of Income.......................................................4
   Stock (Scrip) Dividend Alternative.........................................4
   Amendments to Articles of Association......................................4
   Change in Company Fiscal Term..............................................5
   Lower Disclosure Threshold for Stock Ownership.............................5
   Amend Quorum Requirements..................................................5
   Transact Other Business....................................................5


2. BOARD OF DIRECTORS.........................................................6
   Director Elections.........................................................6
   ISS Classification of Directors - International Policy 2008................7
   Director Compensation......................................................8
   Discharge of Board and Management..........................................8
   Director, Officer, and Auditor Indemnification and Liability Provisions....8
   Board Structure............................................................8


3. CAPITAL STRUCTURE..........................................................9
   Share Issuance Requests....................................................9
   Increases in Authorized Capital............................................9
   Reduction of Capital.......................................................9
   Capital Structures.........................................................9
   Preferred Stock...........................................................10
   Debt Issuance Requests....................................................10
   Pledging of Assets for Debt...............................................10
   Increase in Borrowing Powers..............................................10
   Share Repurchase Plans....................................................10
   Reissuance of Shares Repurchased..........................................11
   Capitalization of Reserves for Bonus Issues/Increase in Par Value.........11


4. OTHER.....................................................................12
   Reorganizations/Restructurings............................................12
   Mergers and Acquisitions..................................................12
   Mandatory Takeover Bid Waivers............................................12
   Reincorporation Proposals.................................................12

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   Expansion of Business Activities..........................................12
   Related-Party Transactions................................................13
   Compensation Plans........................................................13
   Antitakeover Mechanisms...................................................13
   Shareholder Proposals.....................................................13




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1. Operational Items

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS
Vote FOR approval of financial statements and director and auditor reports, unless:

    o There are concerns about the accounts presented or audit procedures used; or
    o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR FEES
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

    o There are serious concerns about the accounts presented or the audit procedures used;
    o   The auditors are being changed without explanation; or
    o Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:

    o There are serious concerns about the statutory reports presented or the audit procedures used;
    o Questions exist concerning any of the statutory auditors being appointed; or
    o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:

    o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
    o   The payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

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CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.


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2008 International Proxy Voting Guidelines Summary                          -5-

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2. Board of Directors

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

    o   Adequate disclosure has not been provided in a timely manner;
    o   There are clear concerns over questionable finances or restatements;
    o   There have been questionable transactions with conflicts of interest;
    o There are any records of abuses against minority shareholder interests; or
    o   The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

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2008 International Proxy Voting Guidelines Summary                          -6-

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ISS CLASSIFICATION OF DIRECTORS - INTERNATIONAL POLICY 2008

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EXECUTIVE DIRECTOR
    o Employee or executive of the company;
    o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)
    o Any director who is attested by the board to be a non-independent NED;
    o Any director specifically designated as a representative of a significant shareholder of the company;
    o Any director who is also an employee or executive of a significant shareholder of the company;
    o Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
    o Government representative;
    o Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
    o Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
    o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
    o Relative[1] of a current employee of the company or its affiliates;
    o Relative[1] of a former executive of the company or its affiliates;
    o A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
    o Founder/co-founder/member of founding family but not currently an employee;
    o Former executive (5 year cooling off period);
    o Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

INDEPENDENT NED
    o No material[5] connection, either directly or indirectly, to the company other than a board seat.

EMPLOYEE REPRESENTATIVE
    o Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

FOOTNOTES:
[1] "Relative" follows the U.S. SEC's definition of "immediate family members" which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues (the recipient is the party receiving the financial proceeds from the transaction).
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5] For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:

    o There are serious questions about actions of the board or management for the year in question; or
    o   Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. Capital Structure

SHARE ISSUANCE REQUESTS

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

    o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
    o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

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PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS
Vote FOR share repurchase plans, unless:

    o   Clear evidence of past abuse of the authority is available; or
    o   The plan contains no safeguards against selective buybacks.

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REISSUANCE OF SHARES REPURCHASED
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.


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4. Other

REORGANIZATIONS/RESTRUCTURINGS
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
    o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
    o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
    o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
    o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

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RELATED-PARTY TRANSACTIONS
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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2008 International Proxy Voting Guidelines Summary                         -13-



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                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

     (a) 1. Second Amended and Restated Master Trust Agreement, dated August 16, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

         2. Amendment No. 1 to the Second Amended and Restated Master Trust Agreement, dated May 16, 2002 (EDGAR Accession No.
               0000902042-04-000005).

         3. Amendment No. 2 to the Second Amended and Restated Master Trust Agreement, dated January 12, 2005 (EDGAR Accession No. 0000902042-05-000004).

     (b) By-laws incorporated by reference to initial registration statement dated April 15, 1993 (EDGAR Accession No. 0000902042-98-000006).

     (c) Instruments Defining Rights of Security Holders. Not applicable.

     (d) 1. Advisory Agreement between Registrant and U.S. Global Investors, Inc., dated September 21, 1994, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on
               Form  N-1A dated May 28, 1996 (EDGAR Accession No.
               0000902042-96-000046).

         2. Amendment dated November 15, 1996, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add MegaTrends Fund, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated June 21, 1996 (EDGAR Accession No. 0000902042-96-000046).

         3. Amendment dated February 28, 1997, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add Regent Eastern European Fund, (now known as Eastern European
               Fund) incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A dated December 24, 1996 (EDGAR Accession No. 0000902042-96-000083).

         4. Amendment dated January 28, 2005, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add Global Emerging Markets Fund (EDGAR Accession No.
               0000902042-05-000006).

         5. Sub-Advisory Agreement among Registrant U.S. Global Investors, Inc. and Charlemagne Capital (IOM) Limited on behalf of the Eastern European Fund, dated August 31, 2006 (EDGAR Accession No. 000902042-07-000004).

         6. Sub-Advisory Agreement among Registrant U.S. Global Investors, Inc. and Charlemagne Capital (IOM) Limited on behalf of the Global Emerging Markets Fund dated August 31, 2006 (EDGAR Accession No. 000902042-07-000004).

     (e) 1. Distribution Agreement dated September 3, 1998, between Registrant and U.S. Global Brokerage, Inc. incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A dated March 1, 1999 (EDGAR Accession No. 0000902042-99-000003).

         2. Amendment dated September 30, 2004, to the Distribution Agreement dated September 3, 1998, between Registrant and U.S. Global Brokerage, Inc. (EDGAR Accession No.
               0000902042-05-000004).


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         3.    Specimen Dealer Agreement between principal underwriter and brokers, (EDGAR Accession No. 0000950134-08-000754).

     (f) Bonus or Profit Sharing Contracts. Not applicable.

     (g) 1. Custodian Agreement dated November 1, 1999, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A dated January 29, 1998 (EDGAR Accession No. 0000902042-98-000006).

         2. Amendment dated May 14, 1999, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A dated February 29, 2000 (EDGAR Accession No. 0000902042-00-000004).

         3. Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

         4. Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

         5. Amendment dated February 16, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-1A dated February 28, 2001 (EDGAR Accession No. 0000902042-01-500005).

         6. Amendment dated September 30, 2004 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. (EDGAR Accession No. 0000902042-05-000004).

         7. Amendment dated April 23, 2006 to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. (EDGAR Accession No. 000902042-07-000004).

     (h) 1. Transfer Agent Agreement between Registrant and United Shareholder Services, Inc. dated April 1, 2007, (EDGAR Accession No. 0000950134-08-000754).

         3. Expense Cap Agreement between U.S. Global Investors, Inc. and U.S. Global Accolade Funds dated February 28, 2008, included herein.

     (i) Opinion and consent of Susan B. McGee, Esq., included herein.

     (j) Consent of independent registered public accounting firm, KPMG LLP, included herein.

     (k) Omitted Financial Statements. Not applicable.

     (l) Initial Capital Agreements. Not applicable.

     (m) 1. Bonnel Growth Fund Distribution Plan pursuant to Rule 12b-a adopted September 21, 1994, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

         2. MegaTrends Fund Distribution Plan pursuant to Rule 12b-1 adopted May 22, 1996, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

         3. Regent Eastern European Fund Distribution Plan pursuant to Rule 12b-1 adopted February 28, 1997, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

         4. Global Emerging Markets Fund Distribution Plan pursuant to Rule 12b-1 adopted September 30, 2004 (EDGAR Accession No. 0000902042-05-000004).

     (n) Rule 18f-3 Plan. Not applicable.

     (o) Reserved.

     (p) 1. Registrant's Code of Ethics, adopted May 22, 1996, amended August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December
               29, 2000, (EDGAR Accession No. 0000902042-00-500002).

         2. Registrant's Code of Ethics, adopted May 22, 1996, amended January 28, 2005, incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A dated February 28, 2005, (EDGAR Accession No. 0000902042-05-000013).

         3. Registrant's Code of Ethics, adopted May 22, 1996, amended February 18, 2008 Included herein.

     (q) Power of Attorney dated December 18, 1998, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A dated December 30, 1998 (EDGAR Accession No.
         0000902042-98-000044).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Under Article VI of the Registrant's Second Amended and Restated Master Trust Agreement, the Trust shall indemnify (from the assets of the Sub-Trust or class thereof or Sub-Trusts or classes thereof in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as ("Disabling Conduct"). A determination that the Covered Person is entitled to indemnification, despite allegations of Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this
Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the Covered Party ultimately will be found to be entitled to indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled "Fund Management" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited-purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds and U.S. Global Accolade Funds shares, effective September 3, 1998.

(b) The following table lists, for each director and officer of U.S. Global Brokerage, Inc., the information indicated.


         NAME AND PRINCIPAL                    POSITIONS AND OFFICES             POSITIONS AND OFFICES
         BUSINESS ADDRESS                      WITH UNDERWRITER                  WITH REGISTRANT
         ---------------------------------------------------------------------------------------------
         Shannon F. Neill                      Director                          Vice President,
         7900 Callaghan Road                   President                         Shareholder Services
         San Antonio, TX 78229

         Catherine A. Rademacher               Chief Financial Officer           Treasurer
         7900 Callaghan Road
         San Antonio, TX 78229

         Sheila A. Matthys                     Secretary                         Assistant Secretary
         7900 Callaghan Road
         San Antonio, TX 78229

(c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records maintained by the Registrant are kept at the Registrant's office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Accolade Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on the 27th day of February 2008.


                                       U.S. GLOBAL ACCOLADE FUNDS



                                       By: /s/ Frank E. Holmes
                                          --------------------------------
                                          Frank E. Holmes
                                          President, Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

            SIGNATURE                                TITLE                                        DATE
            ---------                                -----                                        ----
* /s/ J. Michael Belz
----------------------------------
J. Michael Belz                                 Trustee                                     February 28, 2008


* /s/ Richard E. Hughs
----------------------------------
Richard E. Hughs                                Trustee                                     February 28, 2008


/s/ Frank E. Holmes
----------------------------------
Frank E. Holmes                                 Trustee, President,                         February 28, 2008
                                                Chief Executive Officer
                                                Chief Investment Officer

* /s/ Clark R. Mandigo
----------------------------------
Clark R. Mandigo                                Trustee                                     February 28, 2008


/s/ Susan B. McGee
----------------------------------
Susan B. McGee                                  Executive Vice President                    February 28, 2008
                                                Secretary, General Counsel

* /s/ Catherine A. Rademacher
----------------------------------
Catherine A. Rademacher                         Treasurer                                   February 28, 2008


*BY: /s/ Susan B. McGee
     -------------------------------
     Susan B. McGee
     Attorney-in-Fact under
     Power of Attorney Dated December 18, 1998
     and October 30, 2006 (for Catherine A. Rademacher only)